UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2012

Item 1.  Report to Stockholders.

[Calvert International Equity Fund Semi-Annual Report to Shareholders]

and

[Calvert Capital Accumulation Fund Semi-Annual Report to Shareholders]

and

[Calvert International Opportunities Fund Semi-Annual Report to Shareholders]

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Dear Shareholder:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences, where 38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

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If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Funds to engender positive change.

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A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Overall Shareholder Advocacy Efforts

Through March 31, 2012, Calvert had filed 23 shareholder proposals in the 2012 proxy season.

The most popular topics were board diversity, sustainability disclosure, climate change, and loan servicing. Several of these are discussed in more detail below. Through March 31, 2012, we had successfully withdrawn 14 resolutions after companies agreed to the terms.

Setting a Fair and Sustainable Table

Many food crops are already showing vulnerability to climate change. For example, higher temperatures and extreme rainfall are expected to increase disease and stress in Central and South American coffee bean crops, resulting in lower output. Last year, our shareholder resolution asked J.M. Smucker to disclose the climate-related risks for its Folgers Coffee and other coffee brands, which reflect 40% of the company’s revenue. We have re-filed the proposal this year in the hope that last year’s strong support of 30% persuades the company to reconsider its position.

We also filed a resolution with Colgate-Palmolive about palm oil sourcing. Despite some sustainability advantages to using palm oil in food, lotions, soaps, and shampoo, significant problems exist in the way palm oil trees are grown in some countries—resulting in significant greenhouse gas emissions, displacement of local and Indigenous Peoples, and destruction of endangered species. After discussions with company management, Colgate announced a goal of purchasing only certified sustainable palm oil by 2015, and we successfully withdrew the proposal.

Finally, Calvert began working with Oxfam America, farm worker unions, and consumer groups to develop a new certification system for on-farm sustainability of fruits and vegetables grown in the United States. The pilot project evaluates farm worker welfare, pesticide reduction, and product safety.

Rooting Out Supply Chain Abuses

Calvert co-authored a guide with Christian Brothers Investments and the Interfaith Center on Corporate Responsibility to help companies comply with the California Transparency in Supply Chain Act (SB 657). This ground-breaking U.S. law requires manufacturers and retailers with global gross receipts exceeding $100 million that operate in California to disclose efforts to eliminate slavery and human trafficking from their direct supply chains on their corporate website. The guide also serves as an advocacy tool for more effective management of labor and human rights risks within global supply chains.

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On a related note, Calvert is greatly concerned by news reports about factory conditions for some of Apple’s suppliers, especially in China. We have been working with a larger investor coalition to engage Apple’s senior management, and we believe the company has made significant strides in the last few months toward full supply chain transparency and “zero tolerance” for workplace abuses. Apple has also moved aggressively to have the Fair Labor Association conduct third-party audits of its suppliers and is posting the results of these monthly audits on its website. We will continue to monitor the situation and work with Apple to remedy its supply chain issues.

Improving Regulation of ESG Issues

Clean Air Act. Calvert coordinated an investor letter to congressional leaders urging timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would help modernize and improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA announced the new Mercury and Air Toxics rule in December—a victory for the health of both the public and the economy.

Dodd-Frank Reform & Consumer Protection Act of 2010. We continue to participate in a complicated Securities and Exchange Commission (SEC) rule-making process for this law, particularly regarding section 1502 on “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. We hope to see a final rule in the coming months.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment is Pride Industries, which creates jobs for people with disabilities and is an up-and-coming leader in helping individuals overcome barriers to employment. In fiscal year 2010, the organization employed 4,100 individuals, 60% of whom were disabled.

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Another example is Via Verde, an innovative and award-winning affordable housing development in the South Bronx. This complex combines urgently needed low- to moderate-income housing with a new model for affordable, green, and healthy urban living in a design that improves the attractiveness of the community around it.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues. One recent investment was LearnZillion, a Washington, D.C.-based group using video technology to provide individualized learning in primary schools.2 “Best of class” video modules allow the teacher to track each student’s progress, give the right lessons at the right time, and provide timely support—all with interactive feedback. We are unsure if this approach will be the breakthrough learning improvement the schools need, but all agree innovative solutions need to be tried.

Calvert was also instrumental in getting the U.S. State Department to focus attention on the importance of “impact investing,” by way of a conference with an address by Secretary of State Hillary Clinton. We are gratified the U.S. government is manifesting the best of American values by becoming involved in supporting social entrepreneurs.

1 As of March 31, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.55%, Calvert International Equity Fund 1.37%, and Calvert Small Cap Fund 0.50%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2 As of March 31, 2012, LearnZillion represented 0.02% of Calvert Balanced Portfolio. Holdings are subject to change.

As of March 31, 2012, the following companies represented the following percentages of net assets: J.M. Smucker 0.11% of Calvert Social Index Fund, Colgate-Palmolive 0.51% of Calvert Social Index Fund, and Apple 6.52% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

Calvert International Equity Fund (Class A shares at NAV) returned 16.80% for the six-month period ended March 31, 2012 compared with 14.68% for the MSCI EAFE IMI. Stock selection was the primary driver of the Fund’s relative outperformance over this reporting period.

Investment Climate

During the six-month reporting period, strong earnings from U.S. companies, continued improvements in U.S. macroeconomic data, and aggressive accommodative monetary policy worldwide helped equity markets rally hard off their lows posted last fall, albeit on low volume. For the trailing six-month period, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 26.27%, 29.83%, 14.73%, and 19.20%, respectively.

The growth investment style slightly outperformed the value style, and within the Russell 1000 Index, Financials, Information Technology, and Consumer Discretionary were the top-performing sectors. The

CALVERT INTERNATIONAL
EQUITY FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	16.80%	-5.80%
Class B	16.13%	-6.81%
Class C	16.28%	-6.57%
Class I	17.20%	-5.13%
Class Y	17.02%	-5.39%

MSCI EAFE Investable
Market Index (IMI)	14.68%	-5.38%

Lipper International
Large-Cap Core
Funds Average	16.31%	-5.98%

TEN LARGEST		% of
STOCK HOLDINGS		Net Assets
Adidas AG		2.4%
Check Point Software
Technologies Ltd.		2.3%
Toyota Motor Corp.		2.3%
Novartis AG		2.2%
Kingfisher plc		2.1%
BG Group plc		2.1%
SAP AG		2.1%
Canadian National Railway Co.		2.0%
Pearson plc		2.0%
Groupe Danone		1.9%
Total		21.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

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Utilities, Telecommunications, and Consumer Staples sectors lagged as the risk-on trade returned with a vengeance.

In the United States, improving jobs data were a significant boost to equity market performance with the recent and welcome improvements in the unemployment rate and jobless claims compounding the positive effects from strong corporate earnings. The falling unemployment rate also helped drive continued improvement in consumer confidence and consumer spending, which were not as heavily impacted by rising gasoline prices as they could have been had the stock market and the job market not been improving.

The manufacturing sector continued to provide significant support to the U.S. economic recovery, with a weak U.S. dollar supporting strong exports and the national Purchasing Manager’s Index firmly in an expansionary mode. Vehicle sales and production both looked encouraging as well. However, deepening recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. gross domestic product (GDP). Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. The service sector has been showing signs of improvement recently--a sign the manufacturing-led recovery in the United States may be spreading to other sectors.

U.S. bank lending continued to improve despite regulatory pressures threatening the long-term profitability of the banking industry. An improving consumer balance sheet allowed banks to increase lending while adhering to higher lending standards. The U.S. housing market continued to bottom out and showed signs of improvement, though it is not out of the woods yet, especially with foreclosed

CALVERT
INTERNATIONAL
EQUITY FUND
MARCH 31, 2012

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	20.9%
Consumer Staples	10.0%
Energy	4.9%
Financials	20.4%
Health Care	7.2%
Industrials	10.6%
Information Technology	10.5%
Limited Partnership Interest	0.8%
Materials	5.5%
Telecommunication Services	5.6%
Time Deposit	1.8%
Utilities	1.3%
Venture Capital	0.5%
Total	100%

inventories still high. The housing sector, while not providing much growth, is not likely to be the drag on the economy that it has been for many quarters since the bursting of the housing bubble.

Despite visible improvements in macroeconomic data, in January the U.S. Federal Reserve (Fed) announced an extension of its low interest rate policy through the end of 2014. It also adopted a formal inflation target of 2% and suggested that balance sheet expansion (QE3) is not out of the question should economic conditions deteriorate, though this is less likely in the near term. The move appeared to reflect the Fed’s heightened focus on unemployment, which has become an increasingly important part of the Fed’s dual mandate of price stability and maximum employment this election year.

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This aggressively accommodative monetary policy is likely to create an environment conducive to imbalances and bubbles in the economy and markets. With U.S. interest rates and the dollar at historic lows, U.S. dollar-denominated commodities like oil have been rising in price to levels where the demand destruction begins to create negative feedback on both commodity prices and economic growth globally. Interestingly, this negative feedback may be disproportionately higher for the commodity-hungry emerging market economies than for the United States itself. Therefore, it could be that the United States will end up “exporting” the recessionary pressures outside its borders to more commodity-intensive economies like China and Brazil.

Still, with global economic challenges keeping inflation in check, policymakers around the globe continued their efforts toward easing monetary policies, which should help stimulate economic growth. Unfortunately for the global economy and consumers, the rate of increase in oil prices kept pace with the stock market, exacerbated by the geopolitical tensions in the Middle East. This rising oil price trend, if not reversed, will likely put a damper on global economic growth.

In the eurozone, investors increasingly worried about the currency’s potential collapse during the fourth quarter of 2011, though there was some stability to start 2012. Yields on the sovereign debt of Spain, Greece, Italy, and France soared in November, but have gradually declined since then, signaling that the LTRO (long term refinancing operation) may have helped the eurozone sovereign bond markets by driving down short-term yields and, for the time-being, reduced investor perception of the probability of a global financial crisis.

CALVERT
INTERNATIONAL
EQUITY FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	-10.26%
Five year	-8.77%
Ten year	1.76%

CLASS B SHARES	(with max. load)
One year	-11.47%
Five year	-9.08%
Ten year	1.10%

CLASS C SHARES	(with max. load)
One year	-7.51%
Five year	-8.67%
Ten year	1.35%

CLASS I SHARES
One year	-5.13%
Five year	-7.20%
Ten year	3.04%

CLASS Y SHARES*
One year	-5.39%
Five year	-7.60%
Ten year	2.41%

* Calvert International Equity Fund first offered Class Y Shares on October 31, 2008.

Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.82%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Despite the positive impact of the LTRO, Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy. Eurozone GDP contracted 0.3% in the fourth quarter of 2011, while the unemployment rate in the eurozone reached a 15-year high of 10.8%. These data confirmed our concerns about the eurozone’s economic outlook and the worsening recession in Europe, including the core economies.

A deal on the Greek bailout was reached by all involved parties with the resulting Greek bond swap reducing Greece’s debt burden by 100 billion euros. Even with the bond swap, debt in Greece is becoming an increasingly larger percentage of GDP due to the rate at which Greece’s GDP is contracting, a trend that will continue to jeopardize the country’s credit health.

A positive inflation trend allowed the Chinese government to continue to reposition its economic policy from contractionary for most of 2011 to stimulative. The Chinese economy continued to decelerate during the period as foreign direct investment, one of the major drivers of economic growth in China, declined on a year-over-year basis for four consecutive months. Increasing domestic consumption in the country will be key to offsetting this effect. China cut its economic growth target from 8% to 7.5%, signaling the country’s need to transition to a more sustainable, consumer-driven economic model.

Portfolio Strategy

Stock selection was positive across all sectors, with selection effects strongest in Financials, Industrials, and Health Care. Top contributors included Assa Abloy, Novo Nordisk, and Svenska Handelsbanken.

Country allocation was also a positive contributor, adding 1.11 percentage points to the Fund’s active return, primarily driven by the Fund’s overweight to North America. However, sector allocation detracted 1.15 percentage points for the period, primarily driven by the Fund’s 3% allocation to cash.

Market Outlook

A sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real-estate bubble there, would certainly create strong ripple effects throughout the global economy, including the United States, but this indirect impact could be less damaging than a domestic recession in the United States.

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If U.S. economic recovery proves robust enough to withstand the negative head-winds from Europe and China in 2012, U.S. equities may significantly outperform Treasuries given the relative valuation of the two asset classes. Highly bid up dividend-yielding securities may also underperform as investor risk aversion subsides. However, if more investors refocus on the underlying economic fundamentals in Europe, the risk aversion may return for some time during the year. In this environment, despite stronger economic data in the United States, one thing is certain--equity market volatility is likely to be here to stay for most of 2012.

May 2012

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Assa Abloy 1.25%, Novo Nordisk 1.71%, and Svenska Handelsbanken 1.18%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,168.00	$9.73
Hypothetical	$1,000.00	$1,016.02	$9.05
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,161.30	$16.05
Hypothetical	$1,000.00	$1,010.15	$14.93
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,162.80	$14.49
Hypothetical	$1,000.00	$1,011.60	$13.48
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,172.00	$5.73
Hypothetical	$1,000.00	$1,019.72	$5.33
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,170.20	$7.53
Hypothetical	$1,000.00	$1,018.06	$7.00
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.80%, 2.97%, 2.68%, 1.06%, and 1.39% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 94.9%	SHARES	VALUE
Australia - 1.4%
Amcor Ltd. (ADR)	3,181	$98,325
QR National Ltd.	310,404	1,200,356
Santos Ltd.	93,793	1,384,696
Sims Metal Management Ltd	74,748	1,138,401
Sims Metal Management Ltd. (ADR)	36,251	553,553
		4,375,331

Austria - 0.0%
Erste Group Bank AG (ADR)	5,237	60,644
Telekom Austria AG (ADR)	271	6,277
Verbund AG (ADR)	507	3,052
		69,973

Belgium - 0.0%
Ageas (ADR)	2,056	4,276
Delhaize Group SA (ADR)	2,364	124,346
		128,622

Brazil - 3.3%
BM&FBOVESPA SA	169,393	1,045,337
Itau Unibanco Holding SA (ADR)	217,700	4,177,663
Natura Cosmeticos SA	188,499	4,108,603
Tim Participacoes SA (ADR)	41,146	1,327,370
		10,658,973

Canada - 5.3%
Canadian National Railway Co.:
New York Exchange	16,907	1,342,923
Toronto Exchange	82,124	6,516,160
Cenovus Energy, Inc.	84,100	3,022,061
EnCana Corp. New York Exchange	29,499	579,655
Potash Corporation of Saskatchewan, Inc.	116,844	5,338,602
Suncor Energy, Inc. New York Exchange	6,475	211,732
		17,011,133

China - 0.7%
China Merchants Bank Co. Ltd	1,051,915	2,151,452

Denmark - 1.8%
Danske Bank A/S (ADR)*	15,792	132,337
H Lundbeck A/S (ADR)	3,480	69,565
Novo Nordisk A/S, Series B	39,622	5,484,763
Novozymes A/S (ADR)	1,844	53,955
		5,740,620

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Finland - 0.4%
Metso Oyj (ADR)	420	$18,014
Nokia Oyj (ADR)	7,964	43,722
Outotec Oyj	23,541	1,193,791
Sampo Oyj (ADR)	6,861	98,455
		1,353,982

France - 8.9%
Air France-KLM (ADR)*	2,564	14,538
Air Liquide SA	44,647	5,951,076
Air Liquide SA (ADR)	7,681	205,006
AXA SA (ADR)	18,230	302,071
BNP Paribas SA (ADR)	7,862	185,622
Cap Gemini SA (ADR)	207	4,608
Carrefour SA (ADR)	27,123	128,563
Cie Generale des Etablissements Michelin	17,400	1,295,370
Cie Generale d’Optique Essilor International SA (ADR)	1,395	62,036
Credit Agricole SA (ADR)	33,364	101,093
Danone (ADR)	27,083	375,912
Dassault Systemes SA	21,321	1,961,420
Groupe Danone	88,366	6,162,598
L’Oreal SA (ADR)	4,044	99,604
Publicis Groupe	82,000	4,519,691
Sanofi SA	26,369	2,047,469
Sanofi SA (ADR)	11,115	430,706
Schneider Electric SA	24,631	1,609,038
Schneider Electric SA (ADR)	11,305	147,191
Suez Environnement Co. (ADR)	1,758	13,413
Valeo SA (ADR)	5,507	144,559
Vallourec SA	39,400	2,495,553
Veolia Environnement SA (ADR)	21,929	362,048
		28,619,185

Germany - 9.5%
Adidas AG	97,720	7,628,043
Aixtron SE (ADR)	23,607	409,109
Allianz SE	25,700	3,066,109
Allianz SE (ADR)	70,176	832,989
Brenntag AG	8,911	1,091,040
Celesio AG (ADR)	942	3,335
Commerzbank AG (ADR)*	999	2,557
Continental AG*	13,853	1,307,284
Continental AG (ADR)*	61	5,745
Deutsche Post AG (ADR)	7,514	144,644
Henkel AG & Co. KGaA	24,363	1,520,385
K+S AG (ADR)	1,685	44,383
Kabel Deutschland Holding AG*	49,300	3,044,379
Merck KGaA (ADR)	345	12,689
SAP AG	96,548	6,740,931
SAP AG (ADR)	17,919	1,251,105
Volkswagen AG, Preferred	17,107	3,007,675
Volkswagen AG (ADR), Preferred	9,371	328,360
		30,440,762

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Greece - 0.0%
National Bank of Greece SA (ADR)*	49,475	$132,098

Hong Kong - 3.8%
AIA Group Ltd.	398,000	1,458,364
Bank of East Asia Ltd. (ADR)	3,753	13,886
China Merchants Holdings International Co. Ltd.	924,000	3,088,231
City Telecom HK Ltd. (ADR)	58,461	779,870
Esprit Holdings Ltd. (ADR)	62,073	247,671
Hang Lung Properties Ltd.	104,989	385,380
Hang Lung Properties Ltd. (ADR)	87,965	1,603,602
Hang Seng Bank Ltd. (ADR)	1,110	14,709
Hong Kong Exchanges and Clearing Ltd.	209,546	3,519,309
Hong Kong Exchanges and Clearing Ltd. (ADR)	3,389	56,630
Johnson Electric Holdings Ltd. (ADR)	1,074	6,788
Li & Fung Ltd. (ADR)	22,086	100,933
PCCW Ltd. (ADR)	2,456	8,915
SJM Holdings Ltd.	508,000	1,031,147
		12,315,435

India - 0.3%
Infosys Ltd. (ADR)	16,400	935,292

Indonesia - 0.3%
Bank Mandiri Persero Tbk PT	1,423,500	1,066,380

Ireland - 0.4%
Experian plc (ADR)	11,240	174,220
Kerry Group plc	22,393	1,036,141
WPP plc (ADR)	667	45,603
		1,255,964

Israel - 2.3%
Check Point Software Technologies Ltd.*	115,961	7,402,950

Italy - 0.0%
Intesa Sanpaolo SpA (ADR)	10,926	117,127

Japan - 13.6%
Advantest Corp. (ADR)	4,514	72,359
Aeon Co. Ltd. (ADR)	3,305	43,527
Asahi Glass Co. Ltd. (ADR)	24,499	208,976
Astellas Pharma, Inc	28,300	1,167,506
Bank of Yokohama Ltd.	211,000	1,059,928
Canon, Inc	100,243	4,755,811
Canon, Inc. (ADR)	30,411	1,449,388
Dai Nippon Printing Co. Ltd. (ADR)	22,230	226,079
Dai-ichi Life Insurance Co. Ltd.	855	1,185,785
Daiwa House Industry Co. Ltd. (ADR)	489	64,793
Denso Corp. (ADR)	6,160	103,611
Eisai Co. Ltd. (ADR)	254	10,119
FANUC Corp	21,261	3,787,071
Fujitsu Ltd. (ADR)	11,218	296,604
Honda Motor Co. Ltd. (ADR)	36,718	1,411,073

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
KDDI Corp.	512	$3,329,879
Konami Corp. (ADR)	2,378	67,845
Kubota Corp. (ADR)	7,329	354,724
Lawson, Inc	19,800	1,251,690
Mitsui Fudosan Co. Ltd	75,256	1,445,492
Mizuho Financial Group, Inc. (ADR)	201,536	650,961
MS&AD Insurance Group Holdings (ADR)	34,938	358,464
Nippon Yusen KK (ADR)	89,927	562,943
Nissan Motor Co. Ltd. (ADR)*	51,937	1,115,087
Nitto Denko Corp. (ADR)	7,983	326,425
Nomura Holdings, Inc. (ADR)	161,596	712,638
NSK Ltd. (ADR)	1,607	24,925
NTT DoCoMo, Inc	882	1,470,446
ORIX Corp	7,330	702,627
ORIX Corp. (ADR)	7,678	370,464
Panasonic Corp. (ADR)	77,651	718,272
Sega Sammy Holdings, Inc. (ADR)	6,279	31,646
Seiko Epson Corp. (ADR)	9,704	68,025
Sekisui House Ltd.	142,000	1,397,343
Sharp Corp. (ADR)	27,019	199,400
Sony Corp.	52,900	1,093,752
Sony Corp. (ADR)	38,955	809,095
Sumitomo Mitsui Trust Holdings, Inc. (ADR)	40,720	127,861
Tokyo Gas Co. Ltd.	333,118	1,576,364
Toyota Motor Corp.	168,682	7,306,859
Toyota Motor Corp. (ADR)	17,903	1,554,338
		43,470,195

Luxembourg - 0.9%
Nielsen Holdings NV*	93,600	2,821,104

Mexico - 0.3%
FINAE, Series D, Preferred (b)(i)*	1,962,553	238,632
Grupo Financiero Banorte SAB de CV	190,500	845,563
		1,084,195

Netherlands - 2.6%
ASML Holding NV	2,469	123,796
BE Semiconductor Industries NV	4,208	31,223
Gemalto NV	20,692	1,365,516
ING Groep NV (CVA)*	161,212	1,342,907
Koninklijke Philips Electronics NV	45,962	935,327
PostNL NV (ADR)	13,469	82,161
TNT Express NV (ADR)	13,119	161,364
Yandex NV*	122,700	3,296,949
Ziggo NV*	31,077	969,273
		8,308,516

Norway - 0.9%
DnB ASA	101,620	1,304,408
Petroleum Geo-Services ASA*	76,518	1,117,046
Yara International ASA (ADR)	8,545	408,366
		2,829,820

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Philippines - 0.6%
Philippine Long Distance Telephone Co. (ADR)	29,053	$1,806,806

Portugal - 0.1%
Portugal Telecom SGPS SA (ADR)	29,155	157,729

Russia - 0.2%
X5 Retail Group NV (GDR) (e)*	32,700	750,138

Singapore - 0.5%
City Developments Ltd. (ADR)	479	4,282
Oversea-Chinese Banking Corp. Ltd	188,830	1,339,614
Singapore Telecommunications Ltd. (ADR)	11,258	283,364
		1,627,260

South Africa - 1.3%
African Bank Investments Ltd. (ADR)	169	4,301
Aspen Pharmacare Holdings Ltd.*	85,776	1,327,463
Clicks Group Ltd.*	379,200	2,214,787
MTN Group Ltd. (ADR)	21,938	388,522
Nedbank Group Ltd. (ADR)	3,939	86,264
Tiger Brands Ltd. (ADR)	1,994	69,391
		4,090,728

Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA (ADR)	43,088	344,273
Banco Santander SA (ADR)	74,002	567,595
International Consolidated Airlines Group SA (ADR)*	678	9,607
		921,475

Sweden - 4.1%
Assa Abloy AB, Series B	127,400	4,000,109
Atlas Copco AB (ADR)	2,340	56,909
Hennes & Mauritz AB, B Shares	140,454	5,080,601
SKF AB (ADR)	650	15,827
Svenska Cellulosa AB (ADR)	3,578	61,864
Svenska Handelsbanken AB	118,500	3,776,172
		12,991,482

Switzerland - 6.1%
Adecco SA (ADR)	277	7,235
Compagnie Financiere Richemont SA	24,371	1,528,166
Credit Suisse Group AG*	68,600	1,955,440
Credit Suisse Group AG (ADR)	33,797	963,553
Julius Baer Group Ltd.*	53,473	2,158,706
Nobel Biocare Holding AG (ADR)	495	3,118
Novartis AG	125,005	6,918,795
Roche Holding AG (ADR)	39,128	1,707,546
STMicroelectronics NV	16,908	138,477
Swatch Group AG, Bearer Shares	7,900	3,636,459
Zurich Financial Services AG (ADR)*	18,785	506,819
		19,524,314

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	75,600	$1,155,168

Thailand - 0.4%
Kasikornbank PCL	231,100	1,172,355

United Kingdom - 22.8%
ARM Holdings plc	189,106	1,789,646
Aviva plc (ADR)	17,740	188,399
Barclays plc (ADR)	20,253	306,833
BG Group plc	294,893	6,826,107
BG Group plc (ADR)	42,482	983,883
British Land Co. plc (ADR)	543	4,127
British Sky Broadcasting Group plc	110,588	1,195,074
BT Group plc (ADR)	27,414	991,290
Bunzl plc (ADR)	631	51,035
Capita plc	109,331	1,280,239
Centrica plc	312,006	1,578,118
Centrica plc (ADR)	9,287	188,619
GlaxoSmithKline plc	84,866	1,894,588
HSBC Holdings plc:
Hong Kong Exchange	418,691	3,685,807
London Exchange	273,331	2,424,183
HSBC Holdings plc (ADR)	22,325	991,007
Inmarsat plc	103,553	761,980
J Sainsbury plc (ADR)	7,617	150,816
Johnson Matthey plc	40,829	1,539,702
Johnson Matthey plc (ADR)	141	10,589
Kingfisher plc	1,393,187	6,830,669
Legal & General Group plc (ADR)	608	6,299
Man Group plc (ADR)	39,306	83,329
Old Mutual plc (ADR)	1,023	20,532
Pearson plc	335,083	6,240,485
Persimmon plc	124,280	1,271,515
Petrofac Ltd.	51,860	1,442,520
Prudential plc	120,559	1,440,625
Prudential plc (ADR)	60,796	1,460,928
Reckitt Benckiser Group plc	107,917	6,094,998
Reckitt Benckiser Group plc (ADR)	18,380	208,061
Sage Group plc (ADR)	7,701	147,397
Smith & Nephew plc (ADR)	15,944	805,172
SSE plc (ADR)	18,076	388,815
Standard Chartered plc (s)	223,464	5,572,784
Tate & Lyle plc	100,285	1,130,226
Tesco plc	866,586	4,571,573
Tesco plc (ADR)	44,802	716,384
Unilever plc (ADR)	44,310	1,464,445
United Utilities Group plc (ADR)	4,302	83,244
Vodafone Group plc	1,768,777	4,869,073
Vodafone Group plc (ADR)	23,339	645,790
Willis Group Holdings plc	19,500	682,110
		73,019,016

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United States - 1.5%
Bristol-Myers Squibb Co.	25,205	$850,669
H.J. Heinz Co	16,400	878,220
MeadWestvaco Corp	44,502	1,405,818
Powerspan Corp.:
Series A, Convertible Preferred (b)(i)*	45,455	—
Series B, Convertible Preferred (b)(i)*	20,000	—
Series C, Convertible Preferred (b)(i)*	239,764	—
Series D, Convertible Preferred (b)(i)*	45,928	—
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12) (b)(i)*	2,347	—
Pricesmart, Inc.	13,928	1,014,098
Sealed Air Corp	26,185	505,632
		4,654,437

Total Equity Securities (Cost $281,623,842)		304,160,017

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 0.9%	BASIS
Balkan Financial Sector Equity Fund CV (b)(i)*	$582,848	483,361
Blackstone Cleantech Venture Partners (b)(i)*	60,160	43,369
China Environment Fund 2004 (b)(i)*	-	388,568
Emerald Sustainability Fund I (b)(i)*	661,912	420,612
gNet Defta Development Holdings LLC (a)(b)(i)*	400,000	323,387
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	347,969	634,574
SEAF India International Growth Fund (b)(i)*	374,476	384,029
ShoreCap International LLC (b)(i)*	-	173,392
Terra Capital (b)(i)*	469,590	1

Total Venture Capital Limited Partnership Interest (Cost $2,896,955)		2,851,293

	PRINCIPAL
VENTURE CAPITAL DEBT OBLIGATIONS - 0.3%	AMOUNT
Access Bank plc, 8.477%, 8/29/12 (b)(i)	125,000	127,757
FINAE:
Note I, 6.50%, 12/10/15 (b)(i)	250,000	250,000
Note II, 6.50%, 2/29/16 (b)(i)	500,000	500,000
Mayer Laboratories, Inc., 6.00%, 12/31/01 (b)(i)(w)	26,417	6,604
Windhorse International-Spring Health Water Ltd., 8.00%, 3/13/13 (b)(i) 56,000		56,000

Total Venture Capital Debt Obligations (Cost $957,417)		940,361

HIGH SOCIAL IMPACT INVESTMENTS - 1.4%
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14 (b)(i)(r)	4,431,583	4,382,703

Total High Social Impact Investments (Cost $4,431,583)		4,382,703

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	PRINCIPAL
TIME DEPOSIT - 1.8%	AMOUNT	VALUE
State Street Time Deposit, 0.113%, 4/2/12	$5,801,623	$5,801,623

Total Time Deposit (Cost $5,801,623)		5,801,623

TOTAL INVESTMENTS (Cost $295,711,420) - 99.3%		318,135,997
Other assets and liabilities, net - 0.7%		2,376,930
NET ASSETS - 100%		$320,512,927

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares outstanding of common stock with
250,000,000 shares of $0.01 par value shares authorized:
Class A: 13,990,853 shares outstanding		$315,063,912
Class B: 358,264 shares outstanding		11,289,463
Class C: 1,460,326 shares outstanding		34,846,797
Class I: 6,826,883 shares outstanding		151,588,120
Class Y: 527,281 shares outstanding		7,722,233
Undistributed net investment income		597,734
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(223,006,634)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies		22,411,302

NET ASSETS		$320,512,927

NET ASSET VALUE PER SHARE
Class A (based on net assets of $191,115,746)		$13.66
Class B (based on net assets of $4,358,477)		$12.17
Class C (based on net assets of $17,403,569)		$11.92
Class I (based on net assets of $100,040,649)		$14.65
Class Y (based on net assets of $7,594,486)		$14.40

See notes to financial statements.

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RESTRICTED SECURITIES	ACQUISITION DATES	COST
Access Bank plc, 8.477%, 8/29/12	8/29/07	$125,000
Balkan Financial Sector Equity Fund CV LP	1/12/06 - 1/24/12	582,848
Blackstone Cleantech Venture Partners LP	7/29/10 - 1/25/12	60,160
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14	7/1/11	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Emerald Sustainability Fund I LP	7/19/01 - 5/17/11	661,912
FINAE:
Series D, Preferred	2/28/11	252,686
Note I, 6.50%, 12/10/15	12/10/10	250,000
Note II, 6.50%, 2/29/16	2/24/11	500,000
gNet Defta Development Holdings LLC, LP	8/30/05	400,000
Mayer Laboratories, Inc., 6.00%, 12/31/01	12/22/06	26,417
Powerspan Corp.:
Series A, Convertible Preferred	8/20/97	250,000
Series B, Convertible Preferred	10/5/99	200,000
Series C, Convertible Preferred	12/21/04 - 6/12/08	273,331
Series D, Convertible Preferred	6/20/08	157,996
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12)	12/5/07 - 6/20/08	-
SEAF Central and Eastern European Growth Fund LLC, LP	8/10/00 - 8/26/11	347,969
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	374,476
ShoreCap International LLC, LP	8/12/04 - 12/15/08	-
Terra Capital LP	11/23/98 - 3/14/06	469,590
Windhorse International-Spring Health Water Ltd., 8.00%,
3/13/13	9/13/11	56,000

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(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i) Restricted securities represent 2.6% of net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 105,000 shares of Standard Chartered plc have been soft segregated in order to cover outstanding commitments to certain limited partnerships investments within the Fund. There are no restrictions on the trading of this security.

(w) Mayer Laboratories, Inc. is in default for principal and interest. Past due accrued interest as of March 31, 2012 totaled $960.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
CVA: Certificaten Van Aandelen
GDR: Global Depositary Receipts
LLC: Limited Liability Corporation
plc: Public Limited Company
LP: Limited Partnership

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $234,357)	$3,037,252
Interest income	61,231
Total investment income	3,098,483

Expenses:
Investment advisory fee	1,141,372
Transfer agency fees and expenses	347,388
Administrative fees	440,755
Distribution Plan expenses:
Class A	227,994
Class B	22,435
Class C	84,337
Directors’ fees and expenses	17,597
Custodian fees	126,356
Registration fees	33,754
Reports to shareholders	95,339
Professional fees	21,831
Miscellaneous	37,326
Total expenses	2,596,484
Reimbursement from Advisor:
Class A	(70,673)
Class B	(4,334)
Class C	(5,872)
Class I	(29,049)
Class Y	(3,564)
Fees paid indirectly	(49)
Net expenses	2,482,943

NET INVESTMENT INCOME	615,540

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(14,827,679)
Foreign currency transactions	(225,227)
(15,052,906)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	62,334,430
Assets and liabilities denominated in foreign currencies	10,885
62,345,315

NET REALIZED AND UNREALIZED GAIN (LOSS)	47,292,409

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$47,907,949

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$615,540	$4,177,788
Net realized gain (loss)	(15,052,906)	1,597,366
Change in unrealized appreciation or (depreciation)	62,345,315	(54,531,070)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,907,949	(48,755,916)

Distributions to shareholders from:
Net investment income:
Class A shares	(2,117,750)	(655,710)
Class C shares	(14,293)	—
Class I shares	(1,414,874)	(542,675)
Class Y shares	(79,164)	(3,993)
Total distributions	(3,626,081)	(1,202,378)

Capital share transactions:
Shares sold:
Class A shares	13,321,679	37,038,781
Class B shares	11,863	95,958
Class C shares	572,341	1,483,373
Class I shares	10,205,417	31,388,444
Class Y shares	524,874	8,008,040
Reinvestment of distributions:
Class A shares	1,891,096	608,387
Class C shares	11,391	—
Class I shares	1,274,329	483,830
Class Y shares	35,166	419
Redemption fees:
Class A shares	5,475	4,506
Class C shares	2	249
Class I shares	—	669
Class Y shares	14	6
Shares redeemed:
Class A shares	(24,117,497)	(79,188,924)
Class B shares	(825,932)	(1,646,677)
Class C shares	(1,899,579)	(4,408,325)
Class I shares	(14,521,874)	(14,266,871)
Class Y shares	(1,435,586)	(1,831,646)
Total capital share transactions	(14,946,821)	(22,229,781)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,335,047	(72,188,075)

NET ASSETS
Beginning of period	291,177,880	363,365,955
End of period (including undistributed net investment
income of $597,734 and 3,608,275, respectively)	$320,512,927	$291,177,880

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	1,047,408	2,582,076
Class B shares	1,037	7,466
Class C shares	51,191	119,086
Class I shares	748,443	2,086,100
Class Y shares	38,688	527,710
Reinvestment of distributions:
Class A shares	156,677	42,634
Class C shares	1,079	—
Class I shares	98,632	31,789
Class Y shares	2,767	28
Shares redeemed:
Class A shares	(1,901,110)	(5,606,048)
Class B shares	(72,751)	(130,029)
Class C shares	(170,383)	(353,754)
Class I shares	(1,037,570)	(929,886)
Class Y shares	(108,242)	(125,742)
Total capital share activity	(1,144,134)	(1,748,570)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert International Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert World Values Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $8,412,989, or 2.6% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Directors and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities

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of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

		VALUATION INPUTS

Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$303,921,385	—	—	$303,921,385	**
Time deposit	—	$5,801,623	—	5,801,623
Venture capital	—	—	$8,412,989	8,412,989

TOTAL	$303,921,385	$5,801,623	$8,412,989	$318,135,997

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

** Exclusive of $238,632 venture capital equity shown in venture capital heading.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	VENTURE CAPITAL	TOTAL
Balance as of 9/30/11	$8,898,945	$8,898,945
Accrued discounts/premiums	-	-
Realized gain (loss)	(7,387)	(7,387)
Change in unrealized appreciation (depreciation)	78,198	78,198
Purchases	38,245	38,245
Sales	(595,012)	(595,012)
Transfers in and/or out of Level 3[1]	-	-
Balance as of 3/31/12	$8,412,989	$8,412,989

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

For the six months ended March 31, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $78,198. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital.

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The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $203,255 was payable at period end. In addition, $108,868 was payable at period end for operating expenses paid by the Advisor during March 2012.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013 for Class I and Class Y. The contractual expense cap is 1.10% and 1.39%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class B shares for expenses of $4,334 for the six months ended March 31, 2012.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $78,246 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $58,958 was payable at period end.

CID received $25,492 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $79,379 for the six months ended March 31, 2012. Under the terms of the agreement, $13,622 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

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NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $75,509,996 and $100,389,505, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($90,728,857)
30-Sep-18	(105,942,268)
30-Sep-19	(10,386,632)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$37,758,054
Unrealized (depreciation)	(16,035,833)
Net unrealized appreciation/(depreciation)	$21,722,221

Federal income tax cost of investments	$296,413,776

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2012.

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NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

AFFILIATES	COST	VALUE
gNet Defta Development Holdings LLC, LP	$400,000	$323,387
SEAF Central & Eastern European Growth Fund LLC, LP	347,969	634,574
TOTALS	$747,969	$957,961

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

NOTE G — OTHER

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $356,095 at March 31, 2012.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$11.84		$13.88	$13.83
Income from investment operations:
Net investment income	.01		.15	.06
Net realized and unrealized gain (loss)	1.96		(2.15)	.09
Total from investment operations	1.97		(2.00)	.15
Distributions from:
Net investment income	(.15)		(.04)	(.10)
Net realized gain	—		—	—
Total distributions	(.15)		(.04)	(.10)
Total increase (decrease) in net asset value	1.82		(2.04)	0.05
Net asset value, ending	$13.66		$11.84	$13.88

Total return*	16.80%		(14.47%)	1.08%
Ratios to average net assets: A
Net investment income	.22	% (a)	1.03%	.46%
Total expenses	1.87	% (a)	1.80%	1.83%
Expenses before offsets	1.80	% (a)	1.80%	1.80%
Net expenses	1.80	% (a)	1.80%	1.80%
Portfolio turnover	26%		49%	133%
Net assets, ending (in thousands)	$191,116		$173,936	$245,309

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008	2007
Net asset value, beginning	$15.31		$25.57	$23.87
Income from investment operations:
Net investment income	.11		.37	.22
Net realized and unrealized gain (loss)	(1.19)		(8.46)	4.61
Total from investment operations	(1.08)		(8.09)	4.83
Distributions from:
Net investment income	(.37)		(.24)	(.20)
Net realized gain	(.03)		(1.93)	(2.93)
Total distributions	(.40)		(2.17)	(3.13)
Total increase (decrease) in net asset value	(1.48)		(10.26)	1.70
Net asset value, ending	$13.83		$15.31	$25.57

Total return*	(6.27%)		(34.31%)	21.72%
Ratios to average net assets: A
Net investment income	.99%		1.81%	1.08%
Total expenses	1.87%		1.65%	1.62%
Expenses before offsets	1.86%		1.63%	1.60%
Net expenses	1.86%		1.63%	1.60%
Portfolio turnover	135%		100%	82%
Net assets, ending (in thousands)	$270,900		$324,091	$546,564

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$10.48		$12.40	$12.40
Income from investment operations:
Net investment income (loss)	(.06)		(.03)	(.09)
Net realized and unrealized gain (loss)	1.75		(1.89)	.09
Total from investment operations	1.69		(1.92)	—
Distributions from:
Net investment income	—		—	—
Net realized gain	—		—	—
Total distributions	—		—	—
Total increase (decrease) in net asset value	1.69		(1.92)	—
Net asset value, ending	$12.17		$10.48	$12.40

Total return*	16.13%		(15.48%)	0.00%
Ratios to average net assets: A
Net investment income (loss)	(.98	%) (a)	(.21%)	(.74%)
Total expenses	3.16	% (a)	3.02%	3.03%
Expenses before offsets	2.97	% (a)	2.97%	2.97%
Net expenses	2.97	% (a)	2.97%	2.97%
Portfolio turnover	26%		49%	133%
Net assets, ending (in thousands)	$4,358		$4,506	$6,850

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2009	(z)	2008	2007
Net asset value, beginning	$13.69		$23.11	$21.85
Income from investment operations:
Net investment income (loss)	(.02)		.12	.09
Net realized and unrealized gain (loss)	(1.06)		(7.56)	4.10
Total from investment operations	(1.08)		(7.44)	4.19
Distributions from:
Net investment income	(.18)		(.05)	—
Net realized gain	(.03)		(1.93)	(2.93)
Total distributions	(.21)		(1.98)	(2.93)
Total increase (decrease) in net asset value	(1.29)		(9.42)	1.26
Net asset value, ending	$12.40		$13.69	$23.11

Total return*	(7.47%)		(34.97%)	20.60%
Ratios to average net assets: A
Net investment income (loss)	(.26%)		.78%	.13%
Total expenses	3.12%		2.63%	2.57%
Expenses before offsets	3.10%		2.61%	2.54%
Net expenses	3.10%		2.60%	2.54%
Portfolio turnover	135%		100%	82%
Net assets, ending (in thousands)	$8,993		$12,512	$23,805

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$10.26		$12.10	$12.07
Income from investment operations:
Net investment income (loss)	(.04)		.01	(.05)
Net realized and unrealized gain (loss)	1.71		(1.85)	.08
Total from investment operations	1.67		(1.84)	.03
Distributions from:
Net investment income	(.01)		—	—
Net realized gain	—		—	—
Total distributions	(.01)		—	—
Total increase (decrease) in net asset value	1.66		(1.84)	0.03
Net asset value, ending	$11.92		$10.26	$12.10

Total return*	16.28%		(15.21%)	0.25%
Ratios to average net assets: A
Net investment income (loss)	(.66	%) (a)	.12%	(.41%)
Total expenses	2.75	% (a)	2.67%	2.72%
Expenses before offsets	2.68	% (a)	2.67%	2.69%
Net expenses	2.68	% (a)	2.67%	2.69%
Portfolio turnover	26%		49%	133%
Net assets, ending (in thousands)	$17,404		$16,195	$21,942

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009	(z)	2008	2007
Net asset value, beginning	$13.31		$22.51	$21.34
Income from investment operations:
Net investment income	.01		.19	.13
Net realized and unrealized gain (loss)	(1.03)		(7.40)	3.99
Total from investment operations	(1.02)		(7.21)	4.12
Distributions from:
Net investment income	(.19)		(.06)	(.02)
Net realized gain	(.03)		(1.93)	(2.93)
Total distributions	(.22)		(1.99)	(2.95)
Total increase (decrease) in net asset value	(1.24)		(9.20)	1.17
Net asset value, ending	$12.07		$13.31	$22.51

Total return*	(7.16%)		(34.86%)	20.81%
Ratios to average net assets: A
Net investment income	.07%		1.01%	.31%
Total expenses	2.79%		2.47%	2.43%
Expenses before offsets	2.79%		2.45%	2.41%
Net expenses	2.79%		2.45%	2.40%
Portfolio turnover	135%		100%	82%
Net assets, ending (in thousands)	$24,107		$31,475	$50,790

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$12.70		$14.83	$14.79
Income from investment operations:
Net investment income	.07		.26	.17
Net realized and unrealized gain (loss)	2.09		(2.30)	.11
Total from investment operations	2.16		(2.04)	.28
Distributions from:
Net investment income	(.21)		(.09)	(.24)
Net realized gain	—		—	—
Total distributions	(.21)		(.09)	(.24)
Total increase (decrease) in net asset value	1.95		(2.13)	0.04
Net asset value, ending	$14.65		$12.70	$14.83

Total return*	17.20%		(13.84%)	1.91%
Ratios to average net assets: A
Net investment income	.98	% (a)	1.74%	1.17%
Total expenses	1.12	% (a)	1.07%	1.08%
Expenses before offsets	1.06	% (a)	1.06%	1.06%
Net expenses	1.06	% (a)	1.06%	1.06%
Portfolio turnover	26%		49%	133%
Net assets, ending (in thousands)	$100,041		$89,142	$86,475

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009	(z)	2008	2007
Net asset value, beginning	$16.37		$27.15	$25.16
Income from investment operations:
Net investment income	.22		.48	.34
Net realized and unrealized gain (loss)	(1.29)		(8.96)	4.93
Total from investment operations	(1.07)		(8.48)	5.27
Distributions from:
Net investment income	(.48)		(.37)	(.35)
Net realized gain	(.03)		(1.93)	(2.93)
Total distributions	(.51)		(2.30)	(3.28)
Total increase (decrease) in net asset value	(1.58)		(10.78)	1.99
Net asset value, ending	$14.79		$16.37	$27.15

Total return*	(5.59%)		(33.84%)	22.49%
Ratios to average net assets: A
Net investment income	1.80%		2.47%	1.74%
Total expenses	1.08%		1.00%	.98%
Expenses before offsets	1.07%		.98%	.96%
Net expenses	1.07%		.97%	.96%
Portfolio turnover	135%		100%	82%
Net assets, ending (in thousands)	$107,456		$118,033	$181,672

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2012	(z)	2011	(z)
Net asset value, beginning	$12.45		$14.53
Income from investment operations:
Net investment income	.04		.24
Net realized and unrealized gain (loss)	2.06		(2.30)
Total from investment operations	2.10		(2.06)
Distributions from:
Net investment income	(.15)		(.02)
Net realized gain	—		—
Total distributions	(.15)		(.02)
Total increase (decrease) in net asset value	1.95		(2.08)
Net asset value, ending	$14.40		$12.45

Total return*	17.02%		(14.20%)
Ratios to average net assets: A
Net investment income	.63	% (a)	1.56%
Total expenses	1.48	% (a)	1.51%
Expenses before offsets	1.39	% (a)	1.39%
Net expenses	1.39	% (a)	1.39%
Portfolio turnover	26%		49%
Net assets, ending (in thousands)	$7,594		$7,398

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS Y SHARES	2010	(z)	2009	# (z)
Net asset value, beginning	$14.34		$11.45
Income from investment operations:
Net investment income	.08		.17
Net realized and unrealized gain (loss)	.17		2.76
Total from investment operations	.25		2.93
Distributions from:
Net investment income	(.06)		(.01)
Net realized gain	—		(.03)
Total distributions	(.06)		(.04)
Total increase (decrease) in net asset value	0.19		2.89
Net asset value, ending	$14.53		$14.34

Total return*	1.73%		25.75%
Ratios to average net assets: A
Net investment income	.61%		1.52	% (a)
Total expenses	2.14%		5.91	% (a)
Expenses before offsets	1.39%		1.39	% (a)
Net expenses	1.39%		1.39	% (a)
Portfolio turnover	133%		100%
Net assets, ending (in thousands)	$2,790		$702

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2008, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values. stateMent of oPeratIons

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

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age expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 6, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and each of Thornburg Investment Management, Inc. and Martin Currie, Inc. (each a “Subadvisor”) with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement with the applicable Subadvisor. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment

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Advisory Agreement and each Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisors and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund per-

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formed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Fund’s performance as well as the Advisor’s plans with respect to the allocation of the Fund’s assets. The Board noted the Advisor’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I and Class Y shares. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I and Class Y Shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board noted that the Advisor paid the subadvisory fees to the Subadvisors. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified

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levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating each of the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by the Subadvisors relating to their respective operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisors provided biographical information on portfolio management and other professional staff, performance information for themselves, and descriptions of their respective investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each of the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the respective Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record; each Subadvisor’s performance in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement; each Subadvisor’s risk management processes; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by each Subadvisor under the respective Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2011 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisors.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Fund, the Board noted that the subadviso-ry fees under each Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate each Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisors charged to their other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fees were reasonable. Because

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the Advisor pays the Subadvisors’ subadvisory fees and the subadvisory fees were negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisors and the profitability to the Subadvisors of their relationships with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that Martin Currie, Inc.’s subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and each Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor and each Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) the Advisor and each Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Fund; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and each Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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CALVERT	CALVERT’S	Equity Funds
INTERNATIONAL	FAMILY OF FUNDS	Enhanced Equity Portfolio
EQUITY		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholders:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences, where

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38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy,

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which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Overall Shareholder Advocacy Efforts

Through March 31, 2012, Calvert had filed 23 shareholder proposals in the 2012 proxy season. The most popular topics were board diversity, sustainability disclosure, climate change, and loan servicing. Several of these are discussed in more detail below. Through March 31, 2012, we had successfully withdrawn 14 resolutions after companies agreed to the terms.

Setting a Fair and Sustainable Table

Many food crops are already showing vulnerability to climate change. For example, higher temperatures and extreme rainfall are expected to increase disease and stress in Central and South American coffee bean crops, resulting in lower output. Last year, our shareholder resolution asked J.M. Smucker to disclose the climate-related risks for its Folgers Coffee and other coffee brands, which reflect 40% of the company’s revenue. We have re-filed the proposal this year in the hope that last year’s strong support of 30% persuades the company to reconsider its position.

We also filed a resolution with Colgate-Palmolive about palm oil sourcing. Despite some sustainability advantages to using palm oil in food, lotions, soaps, and shampoo, significant problems exist in the way palm oil trees are grown in some countries—resulting in significant greenhouse gas emissions, displacement of local and Indigenous Peoples, and destruction of endangered species. After discussions with company management, Colgate announced a goal of purchasing only certified sustainable palm oil by 2015, and we successfully withdrew the proposal.

Finally, Calvert began working with Oxfam America, farm worker unions, and consumer groups to develop a new certification system for on-farm sustainability of fruits and vegetables grown in the United States. The pilot project evaluates farm worker welfare, pesticide reduction, and product safety.

Rooting Out Supply Chain Abuses

Calvert co-authored a guide with Christian Brothers Investments and the Interfaith Center on Corporate Responsibility to help companies comply with the California Transparency in Supply Chain Act (SB 657). This ground-breaking U.S. law requires manufacturers and retailers with global gross receipts exceeding $100 million that operate in California to disclose efforts to eliminate slavery and human trafficking from their direct supply chains on their corporate website. The guide also serves as an advocacy tool for more effective manage-

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ment of labor and human rights risks within global supply chains.

On a related note, Calvert is greatly concerned by news reports about factory conditions for some of Apple’s suppliers, especially in China. We have been working with a larger investor coalition to engage Apple’s senior management, and we believe the company has made significant strides in the last few months toward full supply chain transparency and “zero tolerance” for workplace abuses. Apple has also moved aggressively to have the Fair Labor Association conduct third-party audits of its suppliers and is posting the results of these monthly audits on its website. We will continue to monitor the situation and work with Apple to remedy its supply chain issues.

Improving Regulation of ESG Issues

Clean Air Act. Calvert coordinated an investor letter to congressional leaders urging timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would help modernize and improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA announced the new Mercury and Air Toxics rule in December—a victory for the health of both the public and the economy.

Dodd-Frank Reform & Consumer Protection Act of 2010. We continue to participate in a complicated Securities and Exchange Commission (SEC) rule-making process for this law, particularly regarding section 1502 on “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. We hope to see a final rule in the coming months.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment is Pride Industries, which creates jobs for people with disabilities and is an up-and-coming leader in helping individuals overcome barriers to employment. In fiscal year 2010, the organization employed 4,100 individuals, 60% of whom were disabled.

Another example is Via Verde, an innovative and award-winning affordable housing development in the South Bronx. This complex combines urgently needed low- to moderate-income

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housing with a new model for affordable, green, and healthy urban living in a design that improves the attractiveness of the community around it.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues. One recent investment was LearnZillion, a Washington, D.C.-based group using video technology to provide individualized learning in primary schools.2 “Best of class” video modules allow the teacher to track each student’s progress, give the right lessons at the right time, and provide timely support—all with interactive feedback. We are unsure if this approach will be the breakthrough learning improvement the schools need, but all agree innovative solutions need to be tried.

Calvert was also instrumental in getting the U.S. State Department to focus attention on the importance of “impact investing,” by way of a conference with an address by Secretary of State Hillary Clinton. We are gratified the U.S. government is manifesting the best of American values by becoming involved in supporting social entrepreneurs.

1 As of March 31, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.55%, Calvert International Equity Fund 1.37%, and Calvert Small Cap Fund 0.50%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2 As of March 31, 2012, LearnZillion represented 0.02% of Calvert Balanced Portfolio. Holdings are subject to change.

As of March 31, 2012, the following companies represented the following percentages of net assets: J.M. Smucker 0.11% of Calvert Social Index Fund, Colgate-Palmolive 0.51% of Calvert Social Index Fund, and Apple 6.52% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

For the six months ended March 31, 2012, Calvert Capital Accumulation Fund (Class A shares at NAV) returned 30.02% compared with 27.39% for the Russell Midcap Growth Index. The Fund’s relative outperformance was largely due to strong stock selection.

Investment Climate

The stock market had a strong first quarter of 2012 due to better-than-expected (or feared) economic data and a subsiding of the euro-zone crisis following an initial orderly default in Greece. As of the end of March 2012, the U.S. market was up approximately 30% from its 2011 lows.

The U.S. stock market advanced more than 25% over the past six months, amid a backdrop of continued uncertainty over sovereign debt in Europe, volatile energy prices, and muted economic growth. Inflation remained in check thanks to declining com-

CALVERT CAPITAL ACCUMULATION FUND MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
6 Months		12 Months
ended		ended
3/31/12		3/31/12
Class A	30.02%	4.89%
Class B	29.21%	3.62%
Class C	29.47%	3.99%
Class I	30.46%	5.59%
Class Y	30.14%	5.04%

Russell Midcap Growth
Index	27.39%	4.43%

Lipper Mid-Cap Core
Funds Average	26.93%	0.57%

TEN LARGEST STOCK HOLDINGS
% of Net Assets
WESCO International, Inc.		3.4%
Syntel, Inc.		3.3%
Ascena Retail Group, Inc.		3.2%
Ross Stores, Inc.		3.2%
Church & Dwight Co., Inc.		3.0%
Reliance Steel & Aluminum Co.		2.9%
Ball Corp.		2.8%
FMC Technologies, Inc.		2.7%
Endo Pharmaceuticals
Holdings, Inc.		2.7%
Wright Express Corp.		2.7%
Total		29.9%

ECONOMIC SECTORS	% of Total Investments

Consumer Discretionary		21.9%
Consumer Staples		5.4%
Energy		7.4%
Financials		6.5%
Health Care		11.4%
Industrials		14.2%
Information Technology		22.4%
Materials		8.0%
Telecommunication Services		1.1%
Time Deposit		1.7%

Total		100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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modity prices (excluding oil) and elevated unemployment, which is slowly improving. The uncertainties caused a peak in market volatility, as well as pair-wise correlations in stock prices towards year end. The relatively weak economic environment has kept interest rates low, which should continue for the foreseeable future. U.S. stocks with foreign revenue exposure underperfomed in the fourth quarter, but recovered early in 2012. With continued, albeit slower, corporate profit growth, consumer confidence gradually improving, and positive trends in leading economic indicators, we remain moderately bullish on U. S. stocks.

Mid-cap stocks fared better than larger-cap as the Russell Midcap Index returned 26.84% while the Standard & Poor’s (S&P) 500 Index gained 25.89% for the reporting period. Growth also edged out value, with returns of 27.39% for the Russell Midcap Growth Index and 26.30% for the Russell Midcap Value Index.

Portfolio Strategy

The Fund outperformed the Russell Midcap Growth Index over the six-month period. While our sector selection was modestly negative, our stock selection skill was strong. An overweight position in Health Care helped performance, but an underweight to Telecommunication Services detracted. During the period, we bought and sold 18 stocks, for a total of 41 portfolio holdings as of March 31, 2012.

Four stocks were sold after reaching their price targets--Toro in Industrials, J2 Global Communications and new addition Dolby Laboratories in Information Technology, and HealthSpring in Health Care. The latter was a top performer for the Fund, gaining 48.4%1 before reaching its price target, thanks to news of its acquisition by CIGNA.

Stock selection added value in Health Care, Industrials, Materials, Consumer Staples, and Consumer Discretionary. In Health Care, new addition WellCare advanced 50.9% as enrollment growth and low utilization rates at the managed-care provider fueled strong earnings. Industrials holding Wesco nearly doubled, while Materials stock Reliance Steel rose 67% as fears about slower economic growth abated. Consumer Staples holding Corn Products International (48.0%) performed well due to positive earnings surprises and the integration of a recent acquisition.

In Consumer Discretionary, Gannett rallied 64% on a sentiment upgrade from a sell-side analyst highlighting its robust cash flow, and shares of new addition Ascena Retail Group rose 28.3% thanks to solid same-store sales that pushed earnings above consensus. We also expanded our Consumer Discretionary allocation with the purchases of Coinstar, Expedia, Ascena, and Buckle (a retailer), while selling Nordstrom.

However, our stock picking was weak in Telecommunication Services and Energy. Mobile communications provider NII Holdings (-10.9%) was replaced with MetroPCS as NII Holdings lost ground due to weakening Latin American currencies and sluggish growth in Brazil. RPC edged down as pressure pumping transitioned from natural gas to oil production. During the reporting period, we also replaced Energy holding Unit with Denbury Resources and sold Energen. In Consumer Discretionary, Deckers Outdoor (-18.9%) lost ground due to a lackluster holiday season and Hanesbrands underperformed slightly on weak sales growth and rising input costs. NII Holdings, Deckers, and Hanesbrands were all sold during the period.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.58%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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As of the end of the reporting period, the Fund was overweight Information Technology and Consumer Discretionary and underweight Financials and Energy.

Market Outlook

It might be tempting to interpret recent data points as showing that the United States is well on its way to recovery. However, we still only expect gross domestic product to expand 1.5% to 2.0% in 2012, a rate below typical post-recession recoveries, which would likely allow only slow progress toward higher employment. Jobless claims have dropped, private sector hiring has increased, and the unemployment rate has fallen to 8.2% as of March. On the surface, the trends look promising, but the decline in unemployment is partly due to demographics and partly due to job seekers becoming discouraged and ceasing to look for work.

Interest rates remain low and declining prices of oil and other commodities are lowering top-line inflation. Although a sharp rise in oil prices would be partly mitigated by low natural gas costs, it could put a crimp in consumers’ wallets and confidence and dampen economic growth. The industrial sectors are having above-average recoveries, but the uncertainty in the business climate is causing companies to restrain spending. Corporate profits, however, are still likely to rise by the mid-single digits in percentage terms this year due to modest top-line growth and continuing productivity gains.

CALVERT CAPITAL ACCUMULATION FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	-0.10%
Five year	4.42%
Ten year	3.61%

CLASS B SHARES	(with max. load)
One year	-1.38%
Five year	4.15%
Ten year	3.10%

CLASS C SHARES	(with max. load)
One year	2.99%
Five year	4.58%
Ten year	3.27%

CLASS I SHARES*
One year	5.59%
Five year	6.32%
Ten year	4.89%

CLASS Y SHARES**
One year	5.04%
Five year	5.47%
Ten year	4.13%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

** Calvert Capital Accumulation Fund first offered Class Y Shares on January 31, 2011. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

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Despite this muted outlook, the United States remains a relatively attractive economy and market. The economy is growing, consumer confidence has improved, other leading economic indicators are in expansionary territory, and corporate profits continue to rise. The stock market is still modestly undervalued by historical standards, the United States continues to be seen as a “safe haven,” and bond returns are likely to drop if inflation picks up. Therefore, the bounce back in stock returns, decelerating international growth, and paltry bond yields are tempting investors back into U.S. stocks. The large amount of cash still on the sidelines could provide additional support if it flows into the market.

We expect Europe to experience a mild recession in 2012. While emerging markets such as China and India are still experiencing strong growth, those rates are moderating. As always, risks remain that could impact the United States. Tensions are rising in the Middle East, and a hard landing in China would hurt the United States. There is still a modest chance of a double dip in the economy, as we saw in 2011. Income and payroll tax cuts expire at the end of the year, and budget cuts need to be made to avoid automatic reductions. But barring these factors, we remain moderately bullish on U.S. stocks.

May 2012

1 Individual security returns reflect total returns for period held in portfolio.

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Toro 0%, J2 Global Communications 0%, Dolby Laboratories 0%, HealthSpring 0%, CIGNA 0%, WellCare 2.69%, Wesco 3.41%, Reliance Steel 2.86%, Corn Products 2.84%, Gannett 1.79%, Ascena 3.18%, Coinstar 2.25%, Expedia 2.01%, Buckle 2.11%, Nordstrom 0%, NII Holdings 0%, MetroPCS 1.12%, RPC 2.37%, Unit 0%, Denbury Resources 2.31%, Energen 0%, Deckers 0%, and Hanesbrands 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,300.20	$9.01
Hypothetical	$1,000.00	$1,017.17	$7.90
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,292.10	$15.97
Hypothetical	$1,000.00	$1,011.07	$14.01
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,294.70	$13.62
Hypothetical	$1,000.00	$1,013.13	$11.95
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,304.60	$4.95
Hypothetical	$1,000.00	$1,020.70	$4.34
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,301.00	$7.60
Hypothetical	$1,000.00	$1,018.40	$6.66
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.57%, 2.79%, 2.37%, 0.86%, and 1.32% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 97.9%	SHARES	VALUE
Aerospace & Defense - 2.2%
Cubic Corp.	120,900	$5,716,152

Auto Components - 2.6%
TRW Automotive Holdings Corp.*	141,535	6,574,301

Chemicals - 2.3%
Ecolab, Inc.	96,450	5,952,894

Communications Equipment - 2.0%
F5 Networks, Inc.*	39,015	5,265,464

Computers & Peripherals - 2.5%
NCR Corp.*	299,335	6,498,563

Consumer Finance - 2.0%
World Acceptance Corp.*	85,035	5,208,394

Containers & Packaging - 2.8%
Ball Corp.	170,065	7,292,387

Diversified Consumer Services - 4.5%
Coinstar, Inc.*	91,150	5,792,582
Sotheby’s	145,335	5,717,479
		11,510,061

Diversified Financial Services - 1.8%
IntercontinentalExchange, Inc.*	33,900	4,658,538

Electronic Equipment & Instruments - 2.4%
SYNNEX Corp.*	163,615	6,240,276

Energy Equipment & Services - 5.1%
FMC Technologies, Inc.*	140,185	7,068,128
RPC, Inc.	573,665	6,086,586
		13,154,714

Food Products - 2.4%
Corn Products International, Inc.	108,715	6,267,420

Health Care Providers & Services - 6.0%
AmerisourceBergen Corp.	120,000	4,761,600
Chemed Corp.	58,750	3,682,450
WellCare Health Plans, Inc.*	96,200	6,914,856
		15,358,906

Household Products - 3.0%
Church & Dwight Co., Inc.	155,700	7,658,883

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - 2.2%
Torchmark Corp	112,335	$5,599,900

Internet & Catalog Retail - 2.0%
Expedia, Inc.	154,700	5,173,168

IT Services - 11.0%
Global Payments, Inc. (b)	129,450	6,148,875
Syntel, Inc.	150,750	8,442,000
Teradata Corp.*	98,100	6,685,515
Wright Express Corp.*	108,265	7,007,993
		28,284,383

Leisure Equipment & Products - 2.6%
Polaris Industries, Inc	93,250	6,727,987

Life Sciences - Tools & Services - 2.3%
Mettler-Toledo International, Inc.*	32,100	5,930,475

Machinery - 5.8%
Actuant Corp.	225,565	6,539,129
Colfax Corp.*	85,550	3,014,782
Valmont Industries, Inc.	46,600	5,471,306
		15,025,217

Media - 1.8%
Gannett Co., Inc	300,735	4,610,268

Metals & Mining - 2.9%
Reliance Steel & Aluminum Co	130,015	7,343,247

Oil, Gas & Consumable Fuels - 2.3%
Denbury Resources, Inc.*	325,865	5,940,519

Pharmaceuticals - 5.5%
Endo Pharmaceuticals Holdings, Inc.*	181,850	7,043,051
Questcor Pharmaceuticals, Inc.*	185,350	6,972,867
		14,015,918

Road & Rail - 2.7%
Landstar System, Inc.	121,000	6,984,120

Semiconductors & Semiconductor Equipment - 2.2%
Lam Research Corp.*	124,900	5,573,038

Specialty Retail - 8.5%
Ascena Retail Group, Inc.*	184,650	8,183,688
Ross Stores, Inc	140,185	8,144,748
The Buckle, Inc.	113,435	5,433,537
		21,761,973

Trading Companies & Distributors - 3.4%
WESCO International, Inc.*	134,165	8,762,316

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Wireless Telecommunication Services - 1.1%
MetroPCS Communications, Inc.*	319,215	$2,879,319

Total Equity Securities (Cost $213,921,965)		251,968,801

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.5%	AMOUNT
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14 (b)(i)(r)	$1,419,488	1,403,831

Total High Social Impact Investments (Cost $1,419,488)		1,403,831

TIME DEPOSIT - 1.8%
State Street Bank Time Deposit, 0.113%, 4/2/12	4,501,874	4,501,874

Total Time Deposit (Cost $4,501,874)		4,501,874

TOTAL INVESTMENTS (Cost $219,843,327) - 100.2%		257,874,506
Other assets and liabilities, net - (0.2%)		(597,111)
NET ASSETS - 100%		$257,277,395

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value authorized:
Class A: 5,077,909 shares outstanding		$126,233,674
Class B: 124,215 shares outstanding		4,366,831
Class C: 654,818 shares outstanding		14,671,800
Class I: 1,842,378 shares outstanding		55,578,091
ClassY: 392,098 shares outstanding		12,740,677
Undistributed net investment income (loss)		(857,616)
Accumulated net realized gain (loss) on investments		6,512,759
Net unrealized appreciation (depreciation) on investments		38,031,179

NET ASSETS		$257,277,395

NET ASSET VALUE PER SHARE
Class A (based on net assets of $160,765,096)		$31.66
Class B (based on net assets of $3,381,468)		$27.22
Class C (based on net assets of $17,499,008)		$26.72
Class I (based on net assets of $63,191,285)		$34.30
Class Y (based on net assets of $12,440,538)		$31.73

RESTRICTED SECURITIES	ACQUISITION DATES	COST
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14	7/1/11	$1,419,488

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(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 0.5% of the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$726,084
Interest income	9,456
Total investment income	735,540

Expenses:
Investment advisory fee	685,814
Transfer agency fees and expenses	244,303
Administrative fees	235,969
Distribution Plan expenses:
Class A	180,284
Class B	17,020
Class C	78,695
Directors’ fees and expenses	12,340
Custodian fees	24,497
Registration fees	33,437
Reports to shareholders	61,911
Professional fees	16,888
Miscellaneous	13,068
Total expenses	1,604,226
Reimbursement from Advisor:
Class I	(11,035)
Fees paid indirectly	(35)
Net expenses	1,593,156

NET INVESTMENT INCOME (LOSS)	(857,616)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	13,794,647
Change in unrealized appreciation (depreciation)	40,009,223

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	53,803,870

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$52,946,254

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($857,616)	($1,702,926)
Net realized gain (loss)	13,794,647	18,650,994
Change in unrealized appreciation (depreciation)	40,009,223	(19,460,051)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	52,946,254	(2,511,983)

Distributions to shareholders from:
Net realized gain:
Class A shares	(9,051,154)	—
Class B shares	(249,905)	—
Class C shares	(1,132,503)	—
Class I shares	(1,797,811)	—
Class Y shares	(658,920)	—
Total distributions	(12,890,293)	—

Capital share transactions:
Shares sold:
Class A shares	22,972,534	59,940,757
Class B shares	78,778	241,968
Class C shares	1,959,717	3,176,561
Class I shares	39,026,235	10,568,924
Class Y shares	2,838,175	10,193,935
Shares issued from merger (See Note F):
Class A shares	—	32,646,286
Class B shares	—	2,759,872
Class C shares	—	8,070,394
Reinvestment of distributions:
Class A shares	8,386,664	—
Class B shares	242,281	—
Class C shares	930,598	—
Class I shares	1,269,766	—
Class Y shares	512,505	—
Redemption fees:
Class A shares	3,918	15,550
Class C shares	—	440
Shares redeemed:
Class A shares	(26,967,112)	(50,165,739)
Class B shares	(678,878)	(1,562,363)
Class C shares	(1,104,163)	(2,443,505)
Class I shares	(5,401,638)	(4,090,555)
Class Y shares	(816,876)	(231,468)
Total capital share transactions	43,252,504	69,121,057

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,308,465	66,609,074

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2012	2011
Beginning of period	$173,968,930	$107,359,856
End of period (including net investment loss
of $857,616 and 0, respectively)	$257,277,395	$173,968,930

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	767,801	1,918,581
Class B shares	3,216	9,114
Class C shares	78,017	121,251
Class I shares	1,209,561	336,732
Class Y shares	95,444	313,620
Shares issued from merger (See Note F):
Class A shares	—	1,182,147
Class C shares	—	115,716
Class I shares	—	273,543
Reinvestment of distributions:
Class A shares	294,165	—
Class B shares	9,845	—
Class C shares	38,566	—
Class I shares	41,199	—
Class Y shares	17,951	—
Shares redeemed:
Class A shares	(935,534)	(1,624,948)
Class B shares	(26,551)	(59,235)
Class C shares	(43,692)	(93,452)
Class I shares	(165,195)	(121,931)
Class Y shares	(27,450)	(7,467)
Total capital share activity	1,357,343	2,363,671

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: : The Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert World Values Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $7,552,706 or 2.9% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS
InvestMents In securItIes	Level 1	Level 2	Level 3		Total
Equity securities*	$245,819,926	$6,148,875	—		$251,968,801
Other debt obligations	—	4,501,874	$1,403,831		5,905,705
TOTAL	$245,819,926	$10,650,749	$1,403,831	**	$257,874,506

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 0.5% of net assets.

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Repurchase Agreements: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $137,123 was payable at period end. In addition, $58,667 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.59%, 2.59%, .86%, and 1.44% for Class A, C, I, and Y, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Classes A, B, C, and Y, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $45,361 was payable at period end.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $51,005 was payable at period end.

CID received $30,532 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $58,431 for the six months ended March 31, 2012. Under the terms of the agreement, $10,135 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chairs and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $136,667,383 and $103,000,765, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-16	($4,384,059)

Capital losses may be utilized to offset future capital gains until expiration, however, the Fund’s use of net capital loss carryforwards acquired from Calvert MidCap Value Fund may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in

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pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$41,156,380
Unrealized (depreciation)	(3,304,833)
Net unrealized appreciation/(depreciation)	$37,851,547

Federal income tax cost of investments	$220,022,959

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2012. For the six months ended March 31, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$46,022	1.41%	$2,015,058	October 2011

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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NOTE F – REORGANIZATION

On July 29, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert Mid Cap Value Fund (“Mid Cap Value”) for shares of the acquiring portfolio, Calvert Capital Accumulation Fund (“Capital Accumulation”) and the assumption of the liabilities of Mid Cap Value. Shareholders approved the Plan at a meeting on November 15, 2010 and the reorganization took place on November 29, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

		ACQUIRING
MERGED PORTFOLIO	SHARES	PORTFOLIO	SHARES	VALUE
Mid Cap Value, Class A	1,893,904	Capital Accum., Class A	1,182,147	$32,646,286
Mid Cap Value, Class C	168,591	Capital Accum., Class C	115,716	$2,759,872
Mid Cap Value, Class I	453,854	Capital Accum., Class I	273,543	$8,070,394

For financial reporting purposes, assets received and shares issued by Capital Accumulation were recorded at fair value; however, the cost basis of the investments received from Mid Cap Value were carried forward to align ongoing reporting of Capital Accumulation’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
		APPRECIATION	ACQUIRING
MERGED PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	NET ASSETS
Mid Cap Value	$43,476,552	$4,028,812	Capital Accum.	$117,367,809

Assuming the acquisition had been completed on October 1, 2010, Capital Accumulation’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	($1,710,846)	(a)
Net realized and change in unrealized gain (loss) on investments	$2,329,269	(b)
Net increase (decrease) in assets from operations	$618,423

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Because Capital Accumulation and Mid Cap Value sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Mid Cap Value that have been included in Capital Accumulation’s Statement of Operations since November 29, 2010.

(a) ($1,702,926) as reported, plus ($7,920), from Mid Cap Value pre-merger.

(b) ($809,057) as reported, plus $3,138,326 from Mid Cap Value pre-merger.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$26.00		$24.93	$20.71
Income from investment operations:
Net investment income (loss)	(.12)		(.28)	(.25)
Net realized and unrealized gain (loss)	7.71		1.35	4.47
Total from investment operations	7.59		1.07	4.22
Distributions from:
Net realized gain	(1.93)		—	—
Total distributions	(1.93)		—	—
Total increase (decrease) in net asset value	5.66		1.07	4.22
Net asset value, ending	$31.66		$26.00	$24.93

Total return*	30.02%		4.29%	20.38%
Ratios to average net assets: A
Net investment income (loss)	(.87	%) (a)	(.93%)	(1.08%)
Total expenses	1.57	% (a)	1.58%	1.76%
Expenses before offsets	1.57	% (a)	1.58%	1.76%
Net expenses	1.57	% (a)	1.58%	1.76%
Portfolio turnover	50%		65%	87%
Net assets, ending (in thousands)	$160,765		$128,755	$86,635

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007 (z)
Net asset value, beginning	$23.00		$28.11	$24.02
Income from investment operations:
Net investment income (loss)	(.17)		(.21)	(.26)
Net realized and unrealized gain (loss)	(2.12)		(4.49)	4.35
Total from investment operations	(2.29)		(4.70)	4.09
Distributions from:
Net realized gain	—		(.41)	—
Total distributions	—		(.41)	—
Total increase (decrease) in net asset value	(2.29)		(5.11)	4.09
Net asset value, ending	$20.71		$23.00	$28.11

Total return*	(9.96%)		(16.97%)	17.03%
Ratios to average net assets: A
Net investment income (loss)	(.92%)		(.79%)	(.98%)
Total expenses	1.88%		1.66%	1.66%
Expenses before offsets	1.88%		1.66%	1.66%
Net expenses	1.88%		1.65%	1.64%
Portfolio turnover	72%		49%	47%
Net assets, ending (in thousands)	$72,289		$85,195	$107,976

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$22.72		$22.03	$18.50
Income from investment operations:
Net investment income (loss)	(.27)		(.55)	(.53)
Net realized and unrealized gain (loss)	6.70		1.24	4.06
Total from investment operations	6.43		.69	3.53
Distributions from:
Net realized gain	(1.93)		—	—
Total distributions	(1.93)		—	—
Total increase (decrease) in net asset value	4.50		.69	3.53
Net asset value, ending	$27.22		$22.72	$22.03

Total return*	29.21%		3.13%	19.08%
Ratios to average net assets: A
Net investment income (loss)	(2.09	%) (a)	(2.07%)	(2.17%)
Total expenses	2.79	% (a)	2.72%	2.84%
Expenses before offsets	2.79	% (a)	2.72%	2.84%
Net expenses	2.79	% (a)	2.71%	2.84%
Portfolio turnover	50%		65%	87%
Net assets, ending (in thousands)	$3,381		$3,129	$4,138

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2009		2008	2007 (z)
Net asset value, beginning	$20.78		$25.66	$22.13
Income from investment operations:
Net investment income (loss)	(.39)		(.47)	(.45)
Net realized and unrealized gain (loss)	(1.89)		(4.00)	3.98
Total from investment operations	(2.28)		(4.47)	3.53
Distributions from:
Net realized gain	—		(.41)	—
Total distributions	—		(.41)	—
Total increase (decrease) in net asset value	(2.28)		4.88	3.53
Net asset value, ending	$18.50		$20.78	$25.66

Total return*	(10.97%)		(17.70%)	15.95%
Ratios to average net assets: A
Net investment income (loss)	(2.04%)		(1.73%)	(1.86%)
Total expenses	2.99%		2.57%	2.54%
Expenses before offsets	2.99%		2.57%	2.54%
Net expenses	2.99%		2.56%	2.52%
Portfolio turnover	72%		49%	47%
Net assets, ending (in thousands)	$4,793		$7,803	$11,613

See notes to financial highlights. www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$22.29		$21.55	$18.05
Income from investment operations:
Net investment income (loss)	(.21)		(.46)	(.39)
Net realized and unrealized gain (loss)	6.57		1.20	3.89
Total from investment operations	6.36		.74	3.50
Distributions from:
Net realized gain	(1.93)		—	—
Total distributions	(1.93)		—	—
Total increase (decrease) in net asset value	4.43		.74	3.50
Net asset value, ending	$26.72		$22.29	$21.55

Total return*	29.47%		3.43%	19.39%
Ratios to average net assets: A
Net investment income (loss)	(1.68	%) (a)	(1.79%)	(1.87%)
Total expenses	2.37	% (a)	2.44%	2.54%
Expenses before offsets	2.37	% (a)	2.44%	2.54%
Net expenses	2.37	% (a)	2.44%	2.54%
Portfolio turnover	50%		65%	87%
Net assets, ending (in thousands)	$17,499		$12,973	$9,449

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009		2008	2007 (z)
Net asset value, beginning	$20.20		$24.93	$21.47
Income from investment operations:
Net investment income (loss)	(.28)		(.38)	(.41)
Net realized and unrealized gain (loss)	(1.87)		(3.94)	3.87
Total from investment operations	(2.15)		(4.32)	3.46
Distributions from:
Net realized gain	—		(.41)	—
Total distributions	—		(.41)	—
Total increase (decrease) in net asset value	(2.15)		(4.73)	3.46
Net asset value, ending	$18.05		$20.20	$24.93

Total return*	(10.64%)		(17.62%)	16.12%
Ratios to average net assets: A
Net investment income (loss)	(1.75%)		(.157%)	(1.74%)
Total expenses	2.71%		2.42%	2.42%
Expenses before offsets	2.71%		2.42%	2.42%
Net expenses	2.70%		2.42%	2.41%
Portfolio turnover	72%		49%	47%
Net assets, ending (in thousands)	$8,287		$10,252	$13,275

See notes to financial highlights.

 www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 34

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012	(z)	2011 (z)	2010
Net asset value, beginning	$27.94		$26.59	$21.89
Income from investment operations:
Net investment income (loss)	(.02)		(.06)	(.04)
Net realized and unrealized gain (loss)	8.31		1.41	4.74
Total from investment operations	8.29		1.35	4.70
Distributions from:
Net realized gain	(1.93)		—	—
Total distributions	(1.93)		—	—
Total increase (decrease) in net asset value	6.36		1.35	4.70
Net asset value, ending	$34.30		$27.94	$26.59

Total return*	30.46%		5.08%	21.47%
Ratios to average net assets: A
Net investment income (loss)	(.15	%) (a)	(.20%)	(.19%)
Total expenses	.92	% (a)	.99%	1.12%
Expenses before offsets	.86	% (a)	.86%	.86%
Net expenses	.86	% (a)	.86%	.86%
Portfolio turnover	50%		65%	87%
Net assets, ending (in thousands)	$63,191		$21,144	$7,138

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009		2008	2007 (z)
Net asset value, beginning	$24.06		$29.16	$24.73
Income from investment operations:
Net investment income (loss)	.02		**	(.05)
Net realized and unrealized gain (loss)	(2.19)		(4.96)	4.48
Total from investment operations	(2.17)		(4.96)	4.43
Distributions from:
Net realized gain	—		(.41)	—
Total distributions	—		(.41)	—
Total increase (decrease) in net asset value	(2.17)		(5.10)	4.43
Net asset value, ending	$21.89		$24.06	$29.16

Total return*	(9.02%)		(16.31%)	17.91%
Ratios to average net assets: A
Net investment income (loss)	.10%		.01%	(.19%)
Total expenses	1.28%		1.18%	1.14%
Expenses before offsets	.86%		.87%	.87%
Net expenses	.86%		.86%	.86%
Portfolio turnover	72%		49%	47%
Net assets, ending (in thousands)	$3,837		$3,573	$4,311

See notes to financial highlights.

 www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2012	(z)	2011	(z) #
Net asset value, beginning	$26.03		$29.79
Income from investment operations:
Net investment income (loss)	(.09)		(.15)
Net realized and unrealized gain (loss)	7.72		(3.61)
Total from investment operations	7.63		(3.76)
Distributions from:
Net realized gain	(1.93)		—
Total distributions	(1.93)		—
Total increase (decrease) in net asset value	5.70		(3.76)
Net asset value, ending	$31.73		$26.03

Total return*	30.14%		(12.62%)
Ratios to average net assets: A
Net investment income (loss)	(.62	%) (a)	(.74	%) (a)
Total expenses	1.32	% (a)	1.49	% (a)
Expenses before offsets	1.32	% (a)	1.44	% (a)
Net expenses	1.32	% (a)	1.44	% (a)
Portfolio turnover	50%		65	%***
Net assets, ending (in thousands)	$12,441		$7,968

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

*** Portfolio turnover is not annualized for periods less than one year.

# From January 31, 2011, inception.

See notes to financial statements.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 36

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 37

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 38

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 6, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 39

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one, three- and five-year periods ended June 30, 2011. The data also indicated that the Fund outperformed its Lipper index for the one- and three-year periods ended June 30, 2011, and underperformed its Lipper index for the five-year period ended June 30, 2011. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 40

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was at the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for some classes. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for some classes. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 41

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2011 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 42

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the Fund’s performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 43

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CALVERT	CALVERT’S	Equity Funds
CAPITAL	FAMILY OF FUNDS	Enhanced Equity Portfolio
ACCUMULATION		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Calvert Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Dear Shareholder:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences,

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where 38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy,

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which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Overall Shareholder Advocacy Efforts

Through March 31, 2012, Calvert had filed 23 shareholder proposals in the 2012 proxy season. The most popular topics were board diversity, sustainability disclosure, climate change, and loan servicing. Several of these are discussed in more detail below. Through March 31, 2012, we had successfully withdrawn 14 resolutions after companies agreed to the terms.

Setting a Fair and Sustainable Table

Many food crops are already showing vulnerability to climate change. For example, higher temperatures and extreme rainfall are expected to increase disease and stress in Central and South American coffee bean crops, resulting in lower output. Last year, our shareholder resolution asked J.M. Smucker to disclose the climate-related risks for its Folgers Coffee and other coffee brands, which reflect 40% of the company’s revenue. We have re-filed the proposal this year in the hope that last year’s strong support of 30% persuades the company to reconsider its position.

We also filed a resolution with Colgate-Palmolive about palm oil sourcing. Despite some sustainability advantages to using palm oil in food, lotions, soaps, and shampoo, significant problems exist in the way palm oil trees are grown in some countries—resulting in significant greenhouse gas emissions, displacement of local and Indigenous Peoples, and destruction of endangered species. After discussions with company management, Colgate announced a goal of purchasing only certified sustainable palm oil by 2015, and we successfully withdrew the proposal.

Finally, Calvert began working with Oxfam America, farm worker unions, and consumer groups to develop a new certification system for on-farm sustainability of fruits and vegetables grown in the United States. The pilot project evaluates farm worker welfare, pesticide reduction, and product safety.

Rooting Out Supply Chain Abuses

Calvert co-authored a guide with Christian Brothers Investments and the Interfaith Center on Corporate Responsibility to help companies comply with the California Transparency in Supply Chain Act (SB 657). This ground-breaking U.S. law requires manufacturers and retailers with global gross receipts exceeding $100 million that operate in California to disclose efforts to eliminate slavery and human trafficking from their direct supply chains on their corporate website. The guide also serves as an advocacy tool for more effective manage-

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ment of labor and human rights risks within global supply chains.

On a related note, Calvert is greatly concerned by news reports about factory conditions for some of Apple’s suppliers, especially in China. We have been working with a larger investor coalition to engage Apple’s senior management, and we believe the company has made significant strides in the last few months toward full supply chain transparency and “zero tolerance” for workplace abuses. Apple has also moved aggressively to have the Fair Labor Association conduct third-party audits of its suppliers and is posting the results of these monthly audits on its website. We will continue to monitor the situation and work with Apple to remedy its supply chain issues.

Improving Regulation of ESG Issues

Clean Air Act. Calvert coordinated an investor letter to congressional leaders urging timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would help modernize and improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA announced the new Mercury and Air Toxics rule in December—a victory for the health of both the public and the economy.

Dodd-Frank Reform & Consumer Protection Act of 2010. We continue to participate in a complicated Securities and Exchange Commission (SEC) rule-making process for this law, particularly regarding section 1502 on “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. We hope to see a final rule in the coming months.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment is Pride Industries, which creates jobs for people with disabilities and is

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an up-and-coming leader in helping individuals overcome barriers to employment. In fiscal year 2010, the organization employed 4,100 individuals, 60% of whom were disabled.

Another example is Via Verde, an innovative and award-winning affordable housing development in the South Bronx. This complex combines urgently needed low- to moderate-income housing with a new model for affordable, green, and healthy urban living in a design that improves the attractiveness of the community around it.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues. One recent investment was LearnZillion, a Washington, D.C.-based group using video technology to provide individualized learning in primary schools.2 “Best of class” video modules allow the teacher to track each student’s progress, give the right lessons at the right time, and provide timely support—all with interactive feedback. We are unsure if this approach will be the breakthrough learning improvement the schools need, but all agree innovative solutions need to be tried.

Calvert was also instrumental in getting the U.S. State Department to focus attention on the importance of “impact investing,” by way of a conference with an address by Secretary of State Hillary Clinton. We are gratified the U.S. government is manifesting the best of American values by becoming involved in supporting social entrepreneurs.

1 As of March 31, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.55%, Calvert International Equity Fund 1.37%, and Calvert Small Cap Fund 0.50%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2 As of March 31, 2012, LearnZillion represented 0.02% of Calvert Balanced Portfolio.

Holdings are subject to change.

As of March 31, 2012, the following companies represented the following percentages of net assets: J.M. Smucker 0.11% of Calvert Social Index Fund, Colgate-Palmolive 0.51% of Calvert Social Index Fund, and Apple 6.52% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

For the six-month period ended March 31, 2012, Calvert International Opportunities Fund (Class A shares at NAV) returned 17.74% compared with 14.38% for the benchmark MSCI Europe, Australasia Far East Small/Mid-Cap (MSCI EAFE SMID) Index. The Fund’s relative outperformance was attributable to strong stock selection.

Investment Climate

During the six-month reporting period, strong earnings from U.S. companies, continued improvements in U.S. macroeconomic data, and aggressive accommodative monetary policy worldwide helped equity markets rally hard off their lows posted last fall, albeit on low volume. For the trailing six-month period, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 26.27%, 29.83%, 14.73%, and 19.20%, respectively.

The growth investment style slightly outperformed the value style, and within the Russell 1000 Index, Financials, Information Technology, and Consumer Discretionary

CALVERT INTERNATIONAL OPPORTUNITIES FUND
MARCH 31, 2012
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	17.74%	-5.50%
Class C	17.18%	-6.26%
Class I	17.96%	-5.05%
Class Y	17.86%	-5.26%

MSCI EAFE Small/Mid
Cap Index	14.38%	-6.09%

Lipper International
Small/Mid-Cap Core
Funds Average	17.05%	-6.17%

		% of Total
ECONOMIC SECTORS		Investments
Consumer Discretionary		17.6%
Consumer Staples		9.0%
Energy		3.8%
Financials		23.9%
Health Care		4.6%
Industrials		23.0%
Information Technology		7.0%
Materials		6.7%
Telecommunication Services		1.8%
Time Deposit		1.4%
Utilities		1.2%
Total		100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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were the top-performing sectors. The Utilities, Telecommunications, and Consumer Staples sectors lagged as the risk-on trade returned with a vengeance.

In the United States, improving jobs data were a significant boost to equity market performance with the recent and welcome improvements in the unemployment rate and jobless claims compounding the positive effects from strong corporate earnings. The falling unemployment rate also helped drive continued improvement in consumer confidence and consumer spending, which were not as heavily impacted by rising gasoline prices as they could have been had the stock market and the job market not been improving.

CALVERT INTERNATIONAL OPPORTUNITIES FUND
MARCH 31, 2012
TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
Ashtead Group plc	1.9%
Whitbread plc	1.6%
Wacker Neuson SE	1.6%
Intrum Justitia AB	1.6%
Lamprell plc	1.5%
Rhoen Klinikum AG	1.5%
Industrivarden AB	1.5%
International Personal Finance plc	1.5%
Electromagnetic GeoServices ASA	1.4%
Credit Saison Co. Ltd.	1.4%
Total	15.5%

The manufacturing sector continued to provide significant support to the U.S. economic recovery, with a weak U.S. dollar supporting strong exports and the national Purchasing Manager’s Index firmly in an expansionary mode. Vehicle sales and production both looked encouraging as well. However, accelerating recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. gross domestic product (GDP). Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. The service sector has been showing signs of improvement recently--a sign the manufacturing-led recovery in the United States may be spreading to other sectors.

U.S. bank lending continued to improve despite regulatory pressures threatening the long-term profitability of the banking industry. An improving consumer balance sheet allowed banks to increase lending while adhering to higher lending standards. The U.S. housing market continued to bottom out and showed signs of improvement, though it is not out of the woods yet, especially with foreclosed inventories still high. The housing sector, while not providing much growth, is not likely to be the drag on the economy that it has been for many quarters since the bursting of the housing bubble.

Despite visible improvements in the macroeconomic data, in January the U.S. Federal Reserve (Fed) announced an extension of its low interest rate policy through the end of 2014. It also adopted a formal inflation target of 2% and suggested that balance sheet expansion (QE3) is not out of the question should economic conditions deteriorate, though this is less likely in the near term. The move appeared to reflect the Fed’s heightened focus on unemployment, which has become an increasingly important part of the Fed’s dual mandate of price stability and maximum employment this election year.

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This aggressively accommodative monetary policy is likely to create an environment conducive to imbalances and bubbles in the economy and markets. With U.S. interest rates and the dollar at historic lows, U.S. dollar-denominated commodities like oil have been rising in price to levels where the demand destruction begins to create negative feedback on both commodity prices and economic growth globally. Interestingly, this negative feedback may be disproportionately higher for the commodity-hungry emerging market economies than for the United States itself. Therefore, it could be that the United States will end up “exporting” the recessionary pressures outside its borders to more commodity-intensive economies like China and Brazil.

Still, with global economic challenges keeping inflation in check, policymakers around the globe continued their efforts toward easing monetary policies, which should help stimulate economic growth. Unfortunately for the global economy and consumers, the rate of increase in oil prices kept pace with the stock market, exacerbated by the geopolitical tensions in the Middle East. This rising oil price trend, if not reversed, will likely put a damper on global economic growth.

In the eurozone, investors increasingly wor-

CALVERT INTERNATIONAL OPPORTUNITIES FUND MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max. load)
One year	-10.01%
Since inception (5/31/2007)	-4.57%

CLASS C SHARES	(with max. load)
One year	-7.19%
Since inception (7/31/2007)	-4.14%

CLASS I SHARES
One year	-5.05%
Since inception (5/31/2007)	-3.16%

CLASS Y SHARES*
One year	-5.26%
Since inception (5/31/2007)	-3.45%

*Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

ried about the currency’s potential collapse during the fourth quarter of 2011, though there was some stability to start 2012. Yields on the sovereign debt of Spain, Greece, Italy, and France soared in November, but have gradually declined since then, signaling that the LTRO (long-term refinancing operation) may have helped the eurozone sovereign bond markets by driving down short-term yields and, for the time being, reducing investor perception of the probability of a global financial crisis.

Despite the positive impact of the LTRO, Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy. Eurozone GDP contracted 0.3% in the fourth quarter of 2011, while the unemployment rate in the eurozone reached a 15-year high of 10.8%. These data confirmed our concerns about the eurozone’s economic outlook and the stronger recession in Europe, including the core economies.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.21%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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A deal on the Greek bailout was reached by all involved parties with the resulting Greek bond swap reducing Greece’s debt burden by 100 billion euros. Even with the bond swap, debt in Greece is becoming an increasingly larger percentage of GDP due to the rate at which Greece’s GDP is contracting, a trend that will continue to jeopardize the country’s credit health.

A positive inflation trend allowed the Chinese government to continue to reposition its economic policy from contractionary for most of 2011 to stimulative. The Chinese economy continued to decelerate during the quarter as foreign direct investment, one of the major drivers of economic growth in China, declined on a year-over-year basis for four consecutive months. Increasing domestic consumption in the country will be key to offsetting this effect. China cut its economic growth target from 8% to 7.5%, signaling the country’s need to transition to a more sustainable, consumer-driven economic model.

Portfolio Strategy

The Fund’s stock selection was the strongest in Financials, Materials, and Industrials. Holdings like Ashtead Group, Admiral Group, and Industrivarden were all among the top contributors. Country allocation was also a positive contributor to the active return, as the Fund’s underweight to North America added more than two percentage points.

Sector selection had an overall negative impact of 0.36 percentage points, with the Fund’s overweight position in Financials detracting the most.

Market Outlook

A sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real-estate bubble there, will certainly create strong ripple effects throughout the global economy, including the United States, but this indirect impact may be less damaging than a domestic recession in the United States.

If the U.S. economic recovery proves robust enough to withstand the negative headwinds from Europe and China in 2012, U.S. equities may significantly outperform Treasuries given the relative valuation of the two asset classes. Highly bid-up dividend-yielding securities may also underperform as investor risk aversion subsides. However, if more investors refocus on the underlying economic fundamentals in Europe, the risk aversion trade may return for some time during the year. In this environment, despite stronger economic data in the United States, one thing is certain--equity market volatility is likely to be here to stay for most of 2012.

May 2012

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Ashtead Group 1.90%, Admiral Group 1.31%, and Industrivarden 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,177.40	$9.04
Hypothetical	$1,000.00	$1,016.70	$8.37
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,172.90	$13.58
Hypothetical	$1,000.00	$1,012.50	$12.58
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,179.60	$6.54
Hypothetical	$1,000.00	$1,019.00	$6.06
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,178.60	$7.68
Hypothetical	$1,000.00	$1,017.95	$7.11
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.50%, 1.20%, and 1.41% for Class A, Class C , Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 96.6%	SHARES	VALUE
Australia - 2.1%
Crown Ltd.	40,172	$361,924
Sims Metal Management Ltd	26,100	397,499
		759,423

Austria - 1.7%
AMAG Austria Metall AG (e)*	11,840	301,078
EVN AG	22,710	305,552
		606,630

Belgium - 1.7%
NV Bekaert SA	9,200	296,327
Umicore SA	6,100	335,977
		632,304

Brazil - 3.8%
GP Investments Ltd. (BDR)*	86,887	245,673
Light SA	9,174	130,705
Localiza Rent a Car SA	15,777	291,044
MRV Engenharia e Participacoes SA	43,166	306,907
Totvs SA	21,945	406,032
		1,380,361

Canada - 2.2%
Neo Material Technologies, Inc.*	40,200	451,473
RONA, Inc.	39,576	371,972
		823,445

China - 1.8%
Ctrip.com International Ltd. (ADR)*	13,200	285,648
Mindray Medical International Ltd. (ADR)	11,500	379,155
		664,803

Denmark - 2.2%
D/S Norden	12,975	385,957
FLSmidth & Co. A/S	5,800	406,999
		792,956

France - 3.3%
Cie Generale des Etablissements Michelin, Common Series B	6,298	468,864
Nexans SA	5,461	368,541
Societe BIC SA	3,786	379,845
		1,217,250

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - 10.6%
Asian Bamboo AG	15,700	$243,057
Deutz AG*	72,000	480,042
Jungheinrich AG, Preferred	12,540	410,596
Krones AG	2,135	107,101
KUKA AG*	18,200	390,728
Rational AG	1,700	397,495
Rhoen Klinikum AG	27,070	543,433
RIB Software AG*	43,600	311,215
Wacker Neuson SE	33,000	587,672
Wirecard AG	21,300	405,446
		3,876,785

Hong Kong - 1.4%
Digital China Holdings Ltd.	172,000	343,369
Fook Woo Group Holdings Ltd.* (b)	1,776,000	172,356
		515,725

Italy - 2.4%
Buzzi Unicem SpA*	40,821	478,737
Piaggio & C SpA	133,700	392,934
		871,671

Japan - 18.6%
Amada Co. Ltd.	25,000	169,265
Autobacs Seven Co. Ltd	3,800	183,971
Central Glass Co. Ltd.	35,000	154,159
Chugoku Marine Paints Ltd.	42,000	258,375
Credit Saison Co. Ltd.	25,200	512,164
Daiichikosho Co. Ltd.	12,307	243,407
FamilyMart Co. Ltd	9,600	407,693
Hokuto Corp.	14,800	313,006
Makita Corp.	8,400	338,385
Namco Bandai Holdings, Inc.	24,000	347,704
Ono Pharmaceutical Co. Ltd.	5,800	324,431
Santen Pharmaceutical Co. Ltd	8,529	365,832
Secom Co. Ltd.	9,100	447,188
Seven Bank Ltd	175,000	384,335
So-net Entertainment Corp	96	353,528
Stanley Electric Co. Ltd.	27,462	438,179
Star Micronics Co. Ltd.	16,300	162,179
The Bank of Yokohama Ltd	34,500	173,306
Toyota Industries Corp	11,300	342,229
USS Co. Ltd.	2,922	297,465
Yamaha Corp.	26,300	273,802
Yamatake Corp.	15,000	333,071
		6,823,674

Malaysia - 2.3%
New Britain Palm Oil Ltd.	29,900	409,869
PureCircle Ltd.*	261,300	438,600
		848,469

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Netherlands - 2.2%
Koninklijke Philips Electronics NV	18,619	$377,378
Wereldhave NV	5,647	448,110
		825,488

Norway - 2.9%
Aker ASA	10,558	345,290
Electromagnetic GeoServices ASA*	177,600	523,210
Yara International ASA	4,200	200,033
		1,068,533

Panama - 1.1%
Banco Latinoamericano de Exportaciones SA	19,882	419,709

Puerto Rico - 0.5%
Oriental Financial Group, Inc	14,553	176,091

Singapore - 1.4%
Ascendas India Trust	421,000	277,910
Fortune Real Estate Investment Trust	454,000	225,706
		503,616

South Korea - 2.9%
Dongbu Insurance Co. Ltd.*	5,950	257,052
Mirae Asset Securities Co. Ltd.*	8,700	304,448
NongShim Co. Ltd.	1,200	240,943
Samsung Card Co.	7,600	264,613
		1,067,056

Sweden - 3.0%
Industrivarden AB, C Shares	36,577	543,273
Intrum Justitia AB	34,500	573,415
		1,116,688

Switzerland - 1.4%
GAM Holding AG*	25,600	372,946
Valiant Holding	1,236	151,993
		524,939

Taiwan - 0.6%
Synnex Technology International Corp.	86,764	215,481

Thailand - 0.3%
Thanachart Capital PCL	95,800	104,029

United Arab Emirates - 2.3%
Lamprell plc	99,600	545,649
Polarcus Ltd.*	292,200	289,502
		835,151

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - 23.9%
Admiral Group plc	25,300	$480,077
Ashtead Group plc	168,500	696,037
Beazley plc	198,077	441,721
Bovis Homes Group plc	32,465	250,047
Britvic plc	52,700	324,095
Catlin Group Ltd	67,382	437,546
Close Brothers Group plc	38,900	488,157
Colt Group SA*	151,327	253,523
Debenhams plc	288,700	372,905
Homeserve plc	118,300	441,582
Hugo Boss AG, Preferred	3,800	437,900
Inmarsat plc	54,600	401,767
International Personal Finance plc	126,100	540,446
Investec plc	41,800	255,459
J Sainsbury plc	83,791	416,981
Lancashire Holdings Ltd.	30,100	377,725
Provident Financial plc	20,100	368,231
WH Smith plc	41,700	363,306
Whitbread plc	20,225	596,197
William Morrison Supermarkets plc	91,100	433,985
Wolseley plc	11,000	419,217
		8,796,904

Total Equity Securities (Cost $30,979,734)		35,467,181

	PRINCIPAL
TIME DEPOSIT - 1.4%	AMOUNT
State Street Bank Time Deposit, 0.113%, 4/2/12	$517,065	517,065

Total Time Deposit (Cost $517,065)		517,065

TOTAL INVESTMENTS (Cost $31,496,799) - 98.0%		35,984,246
Other assets and liabilities, net - 2.0%		746,463
NET ASSETS - 100%		$36,730,709

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares outstanding of common stock with
250,000,000 shares of $.01 par value shares authorized:
Class A: 2,167,840 shares outstanding		$29,181,909
Class C: 175,936 shares outstanding		2,191,847
Class I: 526,292 shares outstanding		6,908,018
Class Y: 135,872 shares outstanding		1,566,719
Undistributed net investment income (loss)		(33,384)
Accumulated net realized gain (loss) on investments and foreign currency transactions		(7,572,063)
Net unrealized appreciation (depreciation) on investments, foreign currencies and
assets and liabilities denominated in foreign currencies		4,487,663

NET ASSETS		$36,730,709

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $26,667,484)	$12.30
Class C	(based on net assets of $2,125,095)	$12.08
Class I	(based on net assets of $6,353,597)	$12.07
Class Y	(based on net assets of $1,584,533)	$11.66

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts
BDR: Brazilian Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $13,043 )	$333,571
Interest income	240
Total investment income	333,811

Expenses:
Investment advisory fee	135,239
Transfer agency fees and expenses	57,352
Distribution Plan expenses:
Class A	32,060
Class C	9,580
Directors’ fees and expenses	1,941
Administrative fees	54,461
Accounting fees	2,523
Custodian fees	55,233
Registration fees	22,743
Reports to shareholders	20,318
Professional fees	12,178
Miscellaneous	7,563
Total expenses	411,191
Reimbursement from Advisor:
Class A	(99,587)
Class C	(12,177)
Class I	(14,815)
Class Y	(8,610)
Fees paid indirectly	(82)
Net expenses	275,920

NET INVESTMENT INCOME	57,891

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	445,102
Foreign currency transactions	(11,738)
433,364

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	5,113,414
Assets and liabilities denominated in foreign currencies	(2,761)
5,110,653

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,544,017

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,601,908

See notes to financial statements.

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stateMents of changes In net assets

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$57,891	$301,471
Net realized gain (loss)	433,364	(1,779,213)
Change in unrealized appreciation (depreciation)	5,110,653	(4,911,995)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,601,908	(6,389,737)

Distributions to shareholders from:
Net investment income:
Class A shares	(280,956)	(76,759)
Class C shares	(1,891)	—
Class I shares	(52,830)	(28,795)
Class Y shares	(15,544)	(1,938)
Total distributions	(351,221)	(107,492)

Capital share transactions:
Shares sold:
Class A shares	3,781,647	15,014,980
Class C shares	173,436	782,420
Class I shares	1,956,765	1,099,287
Class Y shares	131,251	1,087,881
Reinvestment of distributions:
Class A shares	245,600	69,323
Class C shares	1,463	—
Class I shares	52,830	28,796
Class Y shares	10,070	852
Redemption fees:
Class A shares	894	834
Class C shares	—	315
Class Y shares	13	4
Shares redeemed:
Class A shares	(6,192,175)	(15,096,941)
Class C shares	(189,293)	(326,502)
Class I shares	(570,037)	(514,126)
Class Y shares	(320,143)	(192,271)
Total capital share transactions	(917,679)	1,954,852

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,333,008	(4,542,377)

NET ASSETS
Beginning of period	32,397,701	36,940,078
End of period (including distribution in excess of
net investment income and undistributed net investment income
of $33,384 and $259,946, respectively)	$36,730,709	$32,397,701

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	328,412	1,170,709
Class C shares	15,204	61,515
Class I shares	168,248	97,690
Class Y shares	12,379	88,425
Reinvestment of distributions:
Class A shares	23,214	5,353
Class C shares	140	—
Class I shares	5,094	2,276
Class y shares	1,005	70
Shares redeemed:
Class A shares	(536,281)	(1,242,892)
Class C shares	(16,865)	(27,013)
Class I shares	(49,944)	(41,279)
Class Y shares	(29,368)	(17,211)
Total capital share activity	(78,762)	97,643

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert World Values Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $172,356 or 0.5% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS
Investments in Securities	Level 1	Level 2	Level 3		Total
Equity securities*	$35,294,816	—	$172,365		$35,467,181
Other debt obligations		$517,065			517,065
TOTAL	$35,294,816	$517,065	$172,365	**	$35,984,246

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

** Level 3 securities represent 0.5% of net assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable

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country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $24,400 was payable at period end. In addition, $14,815 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.66%, 2.50%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, C, and Y shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $9,706 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00%

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annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $7,407 was payable at period end.

CID received $4,508 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $12,285 for the six months ended March 31, 2012. Under the terms of the agreement, $1,982 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,525,739 and $6,963,177, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($1,330,630)
30-Sep-18	(4,754,491)
30-Sep-19	(69,673)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to elect to defer net capital losses of $1,463,857 incurred from November 1, 2010 though September 30, 2011 and treat them as arising in the fiscal year ending September 30, 2012.

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As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$4,700,206
Unrealized (depreciation)	(791,808)
Net unrealized appreciation/(depreciation)	$3,908,398

Federal income tax cost of investments	$32,075,848

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum.

A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2012. For the six months ended March 31, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$5,343	1.41%	$197,638	February 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011	2010	(z)
Net asset value, beginning	$10.57		$12.43	$11.40
Income from investment operations:
Net investment income	.02		.10	.06
Net realized and unrealized gain (loss)	1.83		(1.93)	.97
Total from investment operations	1.85		(1.83)	1.03
Distributions from:
Net investment income	(.12)		(.03)	—
Total distributions	(.12)		(.03)	—
Total increase (decrease) in net asset value	1.73		(1.86)	1.03
Net asset value, ending	$12.30		$10.57	$12.43

Total return*	17.74%		(14.78%)	9.04%
Ratios to average net assets:A
Net investment income	.29	% (a)	.68%	.48%
Total expenses	2.44	% (a)	2.21%	2.27%
Expenses before offsets	1.66	% (a)	1.66%	1.66%
Net expenses	1.66	% (a)	1.66%	1.66%
Portfolio turnover	21%		126%	44%
Net assets, ending (in thousands)	$26,667		$24,874	$30,062

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008 (z)	2007	# (z)
Net asset value, beginning	$11.50		$15.32	$15.00
Income from investment operations:
Net investment income	.06		.17	.02
Net realized and unrealized gain (loss)	(.10)		(3.99)	.30
Total from investment operations	(.04)		(3.82)	.32
Distributions from:
Net investment income	(.06)		—	—
Net realized gain	**		—	—
Total from distributions	(.06)		—	—
Total increase (decrease) in net asset value	(.10)		(3.82)	.32
Net asset value, ending	$11.40		$11.50	$15.32

Total return*	(.16%)		(24.93%)	2.13%
Ratios to average net assets:A
Net investment income	.63%		1.22%	.50	% (a)
Total expenses	2.70%		2.81%	7.82	% (a)
Expenses before offsets	1.67%		1.68%	1.74	% (a)
Net expenses	1.67%		1.66%	1.66	% (a)
Portfolio turnover	98%		29%	2%
Net assets, ending (in thousands)	$21,328		$16,710	$5,678

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011	2010	(z)
Net asset value, beginning	$10.32		$12.20	$11.29
Income from investment operations:
Net investment income (loss)	(.03)		(.01)	(.03)
Net realized and unrealized gain (loss)	1.80		(1.87)	.94
Total from investment operations	1.77		(1.88)	.91
Distributions from:
Net investment income	(.01)		—	—
Total distributions	(.01)		—	—
Total increase (decrease) in net asset value	1.76		(1.88)	.91
Net asset value, ending	$12.08		$10.32	$12.20

Total return*	17.18%		(15.41%)	8.06%
Ratios to average net assets:A
Net investment income (loss)	(.51	%) (a)	(.13%)	(.25%)
Total expenses	3.77	% (a)	3.48%	3.88%
Expenses before offsets	2.50	% (a)	2.50%	2.50%
Net expenses	2.50	% (a)	2.50%	2.50%
Portfolio turnover	21%		126%	44%
Net assets, ending (in thousands)	$2,125		$1,831	$1,744

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009	(z)	2008 (z)	2007	##(z)
Net asset value, beginning	$11.39		$15.30	$14.74
Income from investment operations
Net investment income (loss)	(.02)		.09	.01
Net realized and unrealized gain (loss)	(.08)		(4.00)	.55
Total from investment operations	(.10)		(3.91)	.56
Distributions from:
Net realized gain	**		—	—
Total from distributions	**		—	—
Total increase (decrease) in net asset value	(.10)		(3.91)	.56
Net asset value, ending	$11.29		$11.39	$15.30

Total return*	(.82%)		(25.56%)	3.80%
Ratios to average net assets:A
Net investment income (loss)	(.19%)		.67%	1.14	% (a)
Total expenses	5.38%		7.55%	66.65	% (a)
Expenses before offsets	2.51%		2.52%	2.58	% (a)
Net expenses	2.51%		2.50%	2.50	% (a)
Portfolio turnover	98%		29%	1%
Net assets, ending (in thousands)	$823		$620	$140

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012		2011	2010	(z)
Net asset value, beginning	$10.36		$12.17	$11.32
Income from investment operations:
Net investment income	.08		.15	.10
Net realized and unrealized gain (loss)	1.76		(1.88)	.95
Total from investment operations	1.84		(1.73)	1.05
Distributions from:
Net investment income	(.13)		(.08)	(.20)
Total distributions	(.13)		(.08)	(.20)
Total increase (decrease) in net asset value	1.71		(1.81)	.85
Net asset value, ending	$12.07		$10.36	$12.17

Total return*	17.96%		(14.32%)	9.42%
Ratios to average net assets:A
Net investment income	.91	% (a)	1.11%	.90%
Total expenses	1.83	% (a)	1.54%	1.73%
Expenses before offsets	1.20	% (a)	1.20%	1.20%
Net expenses	1.20	% (a)	1.20%	1.20%
Portfolio turnover	21%		126%	44%
Net assets, ending (in thousands)	$6,354		$4,174	$4,190

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009	(z)	2008 (z)	2007	#(z)
Net asset value, beginning	$11.58		$15.35	$15.00
Income from investment operations:
Net investment income	.09		.25	.04
Net realized and unrealized gain (loss)	(.14)		(4.02)	.31
Total from investment operations	(.05)		(3.77)	.35
Distributions from:
Net investment income	(.21)		—	—
Net realized gain	**		—	—
Total from distributions	(.21)		—	—
Total increase (decrease) in net asset value	(.26)		(3.77)	.35
Net asset value, ending	$11.32		$11.58	$15.35

Total return*	.26%		(24.56%)	2.33%
Ratios to average net assets:A
Net investment income	1.03%		1.72%	.78	% (a)
Total expenses	2.11%		2.26%	7.47	% (a)
Expenses before offsets	1.21%		1.22%	1.28	% (a)
Net expenses	1.21%		1.20%	1.20	% (a)
Portfolio turnover	98%		29%	2%
Net assets, ending (in thousands)	$3,712		$3,533	$3,075

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2012		2011
Net asset value, beginning	$10.00		$11.72
Income from investment operations:
Net investment income	.03		.13
Net realized and unrealized gain (loss)	1.74		(1.83)
Total from investment operations	1.77		(1.70)
Distributions from:
Net investment income	(.11)		(.02)
Total distributions	(.11)		(.02)
Total increase (decrease) in net asset value	1.66		(1.72)
Net asset value, ending	$11.66		$10.00

Total return*	17.86%		(14.52%)
Ratios to average net assets:A
Net investment income	.54	% (a)	1.04%
Total expenses	2.53	% (a)	2.68%
Expenses before offsets	1.41	% (a)	1.41%
Net expenses	1.41	% (a)	1.41%
Portfolio turnover	21%		126%
Net assets, ending (in thousands)	$1,585		$1,519

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS Y SHARES	2010	(z)	2009	###(z)
Net asset value, beginning	$11.50		$8.67
Income from investment operations:
Net investment income	.10		.13
Net realized and unrealized gain (loss)	.90		2.70
Total from investment operations	1.00		2.83
Distributions from:
Net investment income	(.78)		—
Net realized gain	—		**
Total from distributions	(.78)		**
Total increase (decrease) in net asset value	.22		2.83
Net asset value, ending	$11.72		$11.50

Total return*	9.18%		32.71%
Ratios to average net assets:A
Net investment income	.96%		1.56	% (a)
Total expenses	4.73%		21.67	% (a)
Expenses before offsets	1.41%		1.42	% (a)
Net expenses	1.41%		1.41	% (a)
Portfolio turnover	44%		90%
Net assets, ending (in thousands)	$944		$112

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From May 31, 2007 inception.

## From July 31, 2007 inception.

### From October 31, 2008 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees,

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shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 6, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor with respect to the Fund. The Investment Subadvisory Agreements between the Advisor and each Subadvisor with respect to the Fund were previously approved by the Board in September 2011 and therefore were not up for renewal at the December meeting.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal coun-

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sel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisors and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the

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Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and three-year periods ended June 30, 2011. The data also indicated that the Fund under-performed its Lipper index for the one- and three-year periods ended June 30, 2011. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. The Board also noted that the Subadvisors had begun managing the Fund in September 2011. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fees to the Subadvisors. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on

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its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; and (d) the Fund’s advisory is reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisors. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
INTERNATIONAL	FAMILY OF FUNDS	Enhanced Equity Portfolio
OPPORTUNITIES		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:    June 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:    June 1, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:    June 1, 2012